ACE SECURITIES CORP.

                                    Depositor


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                  Master Servicer and Securities Administrator


                                       and


                         BANK ONE, NATIONAL ASSOCIATION

                                     Trustee




         --------------------------------------------------------------


                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 2002

         --------------------------------------------------------------




          ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE3
                     Asset Backed Pass-Through Certificates




                                                     ARTICLE I

                                                    DEFINITIONS
SECTION 1.01.     Defined Terms.................................................................................5
                           Accepted Master Servicing Practices..................................................5
                           Account  ............................................................................5
                           Accrued Certificate Interest.........................................................5
                           Adjustable Rate Mortgage Loan........................................................6
                           Adjustment Date......................................................................6
                           Administration Fees..................................................................6
                           Administration Fee Rate..............................................................6
                           Affiliate............................................................................6
                           Aggregate Loss Severity Percentage...................................................6
                           Agreement............................................................................6
                           Assignment...........................................................................6
                           Assignment...........................................................................6
                           Available Distribution Amount........................................................7
                           Bankruptcy Code......................................................................7
                           Bankruptcy Loss......................................................................7
                           Book-Entry Certificate...............................................................7
                           Book-Entry Custodian.................................................................7
                           Business Day.........................................................................7
                           Cap Contract.........................................................................7
                           Cash-Out Refinancing.................................................................8
                           Certificate..........................................................................8
                           Certificate Factor...................................................................8
                           Certificate Margin...................................................................8
                           Certificateholder" or "Holder........................................................9
                           Certificate Owner....................................................................9
                           Certificate Principal Balance........................................................9
                           Certificate Register.................................................................9
                           Class    ............................................................................9
                           Class A Certificate.................................................................10
                           Class A Principal Distribution Amount...............................................10
                           Class A-1 Allocation Percentage.....................................................10
                           Class A-1 Certificate...............................................................10
                           Class A-1 Principal Distribution Amount.............................................10
                           Class A-2 Allocation Percentage.....................................................10
                           Class A-2 Principal Distribution Amount.............................................10
                           Class A-2 Certificates..............................................................11
                           Class A-2A Certificate..............................................................11
                           Class A-2B Certificate..............................................................11
                           Class A-2C Certificate..............................................................11
                           Class A-IO Certificate..............................................................11


                                                       -ii-




                           Class A-IO Pass-Through Rate........................................................11
                           Class CE Certificate................................................................11
                           Class M Certificates................................................................11
                           Class M-1 Certificate...............................................................11
                           Class M-1 Principal Distribution Amount.............................................11
                           Class M-2 Certificate...............................................................12
                           Class M-2 Principal Distribution Amount.............................................12
                           Class M-3 Certificate...............................................................12
                           Class M-3 Principal Distribution Amount.............................................12
                           Class P Certificate.................................................................13
                           Class R Certificates................................................................13
                           Closing Date........................................................................13
                           Code     ...........................................................................13
                           Commission..........................................................................13
                           Compensating Interest...............................................................13
                           Corporate Trust Office..............................................................13
                           Corresponding Certificate...........................................................13
                           Credit Enhancement Percentage.......................................................13
                           Credit Risk Management Agreement....................................................14
                           Credit Risk Management Fee..........................................................14
                           Credit Risk Management Fee Rate.....................................................14
                           Credit Risk Manager.................................................................14
                           Custodial Agreement.................................................................14
                           Custodian...........................................................................14
                           Cut-off Date........................................................................14
                           Debt Service Reduction..............................................................14
                           Deficient Valuation.................................................................14
                           Definitive Certificates.............................................................14
                           Deleted Mortgage Loan...............................................................14
                           Delinquency Percentage..............................................................14
                           Depositor...........................................................................15
                           Depository..........................................................................15
                           Depository Institution..............................................................15
                           Depository Participant..............................................................15
                           Determination Date..................................................................15
                           Disqualified Organization...........................................................15
                           Distribution Account................................................................16
                           Distribution Account Deposit Date...................................................16
                           Distribution Date...................................................................16
                           Due Date ...........................................................................16
                           Due Period..........................................................................16
                           Eligible Account....................................................................16
                           ERISA    ...........................................................................16
                           Estate in Real Property.............................................................16
                           Excess Group Net WAC Pass-Through Rate Amount.......................................16
                           Excess Liquidation Proceeds.........................................................17


                                                       -iii-




                           Excess Net WAC Rate Reserve Fund....................................................17
                           Excess Pool Net WAC Pass-Through Rate Amount........................................17
                           Expense Adjusted Mortgage Rate......................................................17
                           Extra Principal Distribution Amount.................................................17
                           Fairbanks...........................................................................17
                           Fairbanks Servicing Agreement.......................................................17
                           Fannie Mae..........................................................................18
                           FDIC     ...........................................................................18
                           Final Recovery Determination........................................................18
                           Fitch    ...........................................................................18
                           Freddie Mac.........................................................................18
                           Gross Margin........................................................................18
                           Group I Interest Remittance Amount..................................................18
                           Group I Mortgage Loans..............................................................18
                           Group I Principal Distribution Amount...............................................18
                           Group I Principal Remittance Amount.................................................19
                           Group II  Interest Remittance Amount................................................19
                           Group II Mortgage Loans.............................................................19
                           Group II Principal Distribution Amount..............................................19
                           Group II Principal Remittance Amount................................................19
                           Independent.........................................................................19
                           Index    ...........................................................................19
                           Insurance Proceeds..................................................................20
                           Interest Accrual Period.............................................................20
                           Interest Carry Forward Amount.......................................................20
                           Interest Determination Date.........................................................20
                           Interest Distribution Amount........................................................20
                           Interest Remittance Amount..........................................................20
                           Liquidation Event...................................................................21
                           Liquidation Proceeds................................................................21
                           Loan-to-Value Ratio.................................................................21
                           London Business Day.................................................................21
                           Loss Severity Percentage............................................................21
                           Marker Rate.........................................................................21
                           Master Servicer.....................................................................21
                           Master Servicer Collection Account..................................................22
                           Master Servicer Event of Default....................................................22
                           Master Servicer Fee Rate............................................................22
                           Master Servicing Fee................................................................22
                           Maximum II-LTZZ Uncertificated Interest Deferral Amount.............................22
                           Maximum Mortgage Rate...............................................................22
                           Mezzanine Certificate...............................................................22
                           Minimum Mortgage Rate...............................................................22
                           Monthly Payment.....................................................................22
                           Moody's  ...........................................................................23
                           Mortgage ...........................................................................23


                                                       -iv-




                           Mortgage File.......................................................................23
                           Mortgage Loan.......................................................................23
                           Mortgage Loan Documents.............................................................23
                           Mortgage Loan Purchase Agreement....................................................23
                           Mortgage Loan Schedule..............................................................23
                           Mortgage Note.......................................................................25
                           Mortgage Rate.......................................................................25
                           Mortgaged Property..................................................................26
                           Mortgagor...........................................................................26
                           Net Monthly Excess Cashflow.........................................................26
                           Net Mortgage Rate...................................................................26
                           Net WAC Pass-Through Rate...........................................................26
                           Net WAC Rate Carryover Amount.......................................................27
                           Nonrecoverable P&I Advance..........................................................28
                           Nonrecoverable Servicing Advance....................................................28
                           Non-United States Person............................................................28
                           Notional Amount.....................................................................28
                           Offered Certificates................................................................28
                           Officers' Certificate...............................................................28
                           One-Month LIBOR.....................................................................28
                           One-Month LIBOR Pass-Through Rate...................................................29
                           Opinion of Counsel..................................................................29
                           Optional Termination Date...........................................................30
                           Overcollateralization Amount........................................................30
                           Overcollateralization Increase Amount...............................................30
                           Overcollateralization Reduction Amount..............................................30
                           Ownership Interest..................................................................30
                           P&I Advance.........................................................................30
                           Pass-Through Rate...................................................................30
                           Percentage Interest.................................................................31
                           Periodic Rate Cap...................................................................32
                           Permitted Investments...............................................................32
                           Permitted Transferee................................................................33
                           Person   ...........................................................................33
                           Plan     ...........................................................................33
                           Pool Net WAC Pass-Through Rate......................................................33
                           Prepayment Assumption...............................................................34
                           Prepayment Charge...................................................................34
                           Prepayment Interest Shortfall.......................................................34
                           Prepayment Period...................................................................34
                           Principal Prepayment................................................................34
                           Principal Distribution Amount.......................................................35
                           Principal Remittance Amount.........................................................35
                           Protected Account...................................................................35
                           Purchase Price......................................................................35
                           Qualified Substitute Mortgage Loan..................................................35


                                                        -v-




                           Rate/Term Refinancing...............................................................36
                           Rating Agency or Rating Agencies....................................................36
                           Realized Loss.......................................................................36
                           Record Date.........................................................................37
                           Reference Banks.....................................................................37
                           Refinanced Mortgage Loan............................................................37
                           Regular Certificate.................................................................37
                           Regular Interest....................................................................37
                           Relief Act..........................................................................37
                           Relief Act Interest Shortfall.......................................................38
                           REMIC    ...........................................................................38
                           REMIC I  ...........................................................................38
                           REMIC I Regular Interest............................................................38
                           REMIC I Regular Interest I-LT1......................................................38
                           REMIC I Regular Interest I-LT2......................................................38
                           REMIC I Regular Interest I-LTIO-1...................................................39
                           REMIC I Regular Interest I-LTIO-2...................................................39
                           REMIC I Regular Interest I-LTP......................................................39
                           REMIC I Remittance Rate.............................................................39
                           REMIC II ...........................................................................39
                           REMIC II Interest Loss Allocation Amount............................................39
                           REMIC II Overcollateralization Amount...............................................39
                           REMIC II Principal Loss Allocation Amount...........................................40
                           REMIC II Regular Interest...........................................................40
                           REMIC II Regular Interest II-LTAA...................................................40
                           REMIC II Regular Interest II-LTA....................................................40
                           REMIC II Regular Interest II-LTA2A..................................................40
                           REMIC II Regular Interest II-LTA2B..................................................40
                           REMIC II Regular Interest II-LTA2C..................................................41
                           REMIC II Regular Interest II-LTIO-1A................................................41
                           REMIC II Regular Interest II-LTIO-1B................................................41
                           REMIC II Regular Interest II-LTIO-1C................................................41
                           REMIC II Regular Interest II-LTIO-2A................................................41
                           REMIC II Regular Interest II-LTIO-2B................................................41
                           REMIC II Regular Interest II-LTIO-2C................................................41
                           REMIC II Regular Interest II-LTM1...................................................41
                           REMIC II Regular Interest II-LTM2...................................................42
                           REMIC II Regular Interest II-LTM3...................................................42
                           REMIC II Regular Interest II-LTZZ...................................................42
                           REMIC II Regular Interest II-LTP....................................................42
                           REMIC II Remittance Rate............................................................42
                           REMIC II Required Overcollateralization Amount......................................43
                           REMIC III...........................................................................43
                           REMIC III Certificate...............................................................43
                           REMIC III Certificateholder.........................................................43
                           REMIC Provisions....................................................................43


                                                       -vi-




                           Remittance Report...................................................................43
                           Rents from Real Property............................................................43
                           REO Disposition.....................................................................44
                           REO Imputed Interest................................................................44
                           REO Principal Amortization..........................................................44
                           REO Property........................................................................44
                           Required Overcollateralization Amount...............................................44
                           Reserve Fund........................................................................44
                           Reserve Interest Rate...............................................................44
                           Residential Dwelling................................................................44
                           Residual Certificate................................................................45
                           Residual Interest...................................................................45
                           Responsible Officer.................................................................45
                           S&P      ...........................................................................45
                           Scheduled Principal Balance.........................................................45
                           Securities Administrator............................................................46
                           Seller   ...........................................................................46
                           Senior Interest Distribution Amount.................................................46
                           Servicer ...........................................................................46
                           Servicer Remittance Date............................................................46
                           Servicing Advances..................................................................46
                           Servicing Agreement.................................................................46
                           Servicing Fee.......................................................................46
                           Servicing Fee Rate..................................................................46
                           Servicing Officer...................................................................47
                           Single Certificate..................................................................47
                           Startup Day.........................................................................47
                           Stated Principal Balance............................................................47
                           Stepdown Date.......................................................................48
                           Substitution Shortfall Amount.......................................................48
                           Tax Returns.........................................................................48
                           Telerate Page 3750..................................................................48
                           Termination Price...................................................................48
                           Terminator..........................................................................48
                           Transfer ...........................................................................48
                           Transferee..........................................................................48
                           Transferor..........................................................................48
                           Trigger Event.......................................................................48
                           Trust    ...........................................................................49
                           Trust REMIC.........................................................................49
                           Trustee  ...........................................................................49
                           Trust Fund..........................................................................49
                           Uncertificated Balance..............................................................49
                           Uncertificated Interest.............................................................49
                           Uncertificated Notional Amount......................................................49
                           Uncertificated REMIC Regular Interest...............................................50


                                                       -vii-




                           Uninsured Cause.....................................................................50
                           United States Person................................................................50
                           Value    ...........................................................................50
                           Voting Rights.......................................................................51
                           Wells Fargo.........................................................................51
                           WFHM     ...........................................................................51
                           WFHM Servicing Agreement............................................................51
SECTION 1.02.     Allocation of Certain Interest Shortfalls....................................................51


                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;

SECTION 2.01.     Conveyance of the Mortgage Loans.............................................................53
SECTION 2.02.     Acceptance of REMIC I by Trustee.............................................................53
SECTION 2.03.     Repurchase or Substitution of Mortgage Loans.................................................54
SECTION 2.04.     [Reserved]...................................................................................56
SECTION 2.05.     Representations, Warranties and Covenants of the Master Servicer.............................56
SECTION 2.06.     Issuance of the REMIC I Regular Interests and the Class R-I Interest
                   ............................................................................................58
SECTION 2.07.     Conveyance of the REMIC I Regular Interests; Acceptance of REMIC
                  II by the Trustee............................................................................58
SECTION 2.08      Conveyance of the REMIC II Regular Interests; Acceptance of REMIC III by the Trustee ........58
SECTION 2.10.     Issuance of Class R Certificates.............................................................59
SECTION 2.11      Establishment of the Trust...................................................................59


                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                          OF THE MORTGAGE LOANS; ACCOUNTS
SECTION 3.01.     Master Servicer..............................................................................60
SECTION 3.02.     REMIC-Related Covenants......................................................................61
SECTION 3.03.     Monitoring of Servicers......................................................................61
SECTION 3.04.     Fidelity Bond................................................................................62
SECTION 3.05.     Power to Act; Procedures.....................................................................62
SECTION 3.06.     Due-on-Sale Clauses; Assumption Agreements...................................................63
SECTION 3.07.     Release of Mortgage Files....................................................................63
SECTION 3.08.     Documents, Records and Funds in Possession of Master Servicer To Be Held
for Trustee....................................................................................................64
SECTION 3.09.     Standard Hazard Insurance and Flood Insurance Policies.......................................65
SECTION 3.10.     Presentment of Claims and Collection of Proceeds.............................................65
SECTION 3.11.     Maintenance of the Primary Mortgage Insurance Policies.......................................66


                                                      -viii-




SECTION 3.12.     Trustee to Retain Possession of Certain Insurance Policies and Documents
................................................................................................................66
SECTION 3.13.     Realization Upon Defaulted Mortgage Loans....................................................67
SECTION 3.14.     Compensation for the Master Servicer.........................................................67
SECTION 3.15.     REO Property.................................................................................67
SECTION 3.16.     Annual Officer's Certificate as to Compliance................................................68
SECTION 3.17.     Annual Independent Accountant's Servicing Report.............................................69
SECTION 3.18.     Reports Filed with Securities and Exchange Commission........................................69
SECTION 3.19.     UCC..........................................................................................70
Obligation of the Master Servicer in respect of Prepayment Interest Shortfalls.................................70
SECTION 3.21.     Reserved.....................................................................................70
SECTION 3.22.     Protected Accounts...........................................................................70
SECTION 3.23.     Master Servicer Collection Account...........................................................71
SECTION 3.24.     Permitted Withdrawals and Transfers from the Master Servicer Collection
Account........................................................................................................73
SECTION 3.25.     Distribution Account.........................................................................73
SECTION 3.26.     Permitted Withdrawals and Transfers from the Distribution Account
................................................................................................................74
SECTION 3.27      Reserve Fund.................................................................................76
SECTION 3.28      Duties of the Credit Risk Manager............................................................77
SECTION 3.29      Limitation Upon Liability of the Credit Risk Manager.........................................78
SECTION 3.30      Removal of the Credit Risk Manager...........................................................78
SECTION 3.31      Prepayment Penalty Verification..............................................................79
SECTION 3.32      Servicing Advance Facility...................................................................79
SECTION 3.33.     Excess Net WAC Rate Reserve Fund.............................................................80


                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS
SECTION 4.01      Distributions................................................................................82
SECTION 4.02.     Statements to Certificateholders.............................................................92
SECTION 4.03.     Remittance Reports; P&I Advances.............................................................96
SECTION 4.04.     Allocation of Realized Losses................................................................97
SECTION 4.05.     Compliance with Withholding Requirements.....................................................98


                                                     ARTICLE V

                                                 THE CERTIFICATES
SECTION 5.01.     The Certificates.............................................................................99
SECTION 5.02.     Registration of Transfer and Exchange of Certificates.......................................101
SECTION 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates...........................................105
SECTION 5.04.     Persons Deemed Owners.......................................................................106
SECTION 5.05.     Certain Available Information...............................................................106



                                                       -ix-





                                                    ARTICLE VI

                                       THE DEPOSITOR AND THE MASTER SERVICER
SECTION 6.01.     Liability of the Depositor and the Master Servicer..........................................107
SECTION 6.02.     Merger or Consolidation of the Depositor or the Master Servicer.............................107
SECTION 6.03.     Limitation on Liability of the Depositor, the Master Servicer, the Servicers,
the Securities Administrator and Others.......................................................................107
SECTION 6.04      Limitation on Resignation of the Master Servicer............................................108
SECTION 6.05      Assignment of Master Servicing..............................................................108
SECTION 6.06      Rights of the Depositor in Respect of the Master Servicer...................................109


                                                    ARTICLE VII

                                                      DEFAULT
SECTION 7.01.     Master Servicer Events of Default...........................................................110
SECTION 7.02.     Trustee to Act; Appointment of Successor....................................................112
SECTION 7.03.     Notification to Certificateholders..........................................................112
SECTION 7.04.     Waiver of Master Servicer Events of Default.................................................113


                                                   ARTICLE VIII

                              CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR
SECTION 8.01.     Duties of Trustee and Securities Administrator..............................................114
SECTION 8.02.     Certain Matters Affecting Trustee and Securities Administrator..............................115
SECTION 8.03.     Trustee and Securities Administrator not Liable for Certificates or Mortgage
Loans.........................................................................................................117
SECTION 8.04.     Trustee and Securities Administrator May Own Certificates...................................117
SECTION 8.05.     Fees and Expenses of Trustee and Securities Administrator...................................117
SECTION 8.06.     Eligibility Requirements for Trustee and Securities Administrator...........................118
SECTION 8.07.     Resignation and Removal of Trustee and Securities Administrator.............................118
SECTION 8.08.     Successor Trustee or Securities Administrator...............................................119
SECTION 8.09.     Merger or Consolidation of Trustee or Securities Administrator..............................120
SECTION 8.10.     Appointment of Co-Trustee or Separate Trustee...............................................120
SECTION 8.11.     Appointment of Office or Agency.............................................................121
SECTION 8.12.     Representations and Warranties..............................................................121


                                                    ARTICLE IX

                                                    TERMINATION
SECTION 9.01.     Termination Upon Repurchase or Liquidation of All Mortgage Loans.
...............................................................................................................123
SECTION 9.02.     Additional Termination Requirements.........................................................125


                                                        -x-






                                                     ARTICLE X

                                                 REMIC PROVISIONS
SECTION 10.01.             REMIC Administration...............................................................126
SECTION 10.02.             Prohibited Transactions and Activities.............................................128


                                          SECTION 10.03.Indemnification.


                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS
SECTION 11.01.             Amendment..........................................................................130
SECTION 11.02.             Recordation of Agreement; Counterparts.............................................131
SECTION 11.03.             Limitation on Rights of Certificateholders.........................................131
SECTION 11.04.             Governing Law......................................................................132
SECTION 11.05.             Notices............................................................................132
SECTION 11.06.             Severability of Provisions.........................................................133
SECTION 11.07.             Notice to Rating Agencies..........................................................133
SECTION 11.08.             Article and Section References.....................................................134
SECTION 11.09.             Grant of Security Interest.........................................................134
SECTION 11.10.             Third Party Beneficiaries..........................................................135




Exhibits

Exhibit A-1       Form of Class A Certificate
Exhibit A-2       Form of Class A-IO Certificate
Exhibit A-3       Form of Class M Certificate
Exhibit A-4       Form of Class CE Certificate
Exhibit A-5       Form of Class P Certificate
Exhibit A-6       Form of Class R Certificate
Exhibit           B-1 Form of Transferor Representation Letter and Form of
                  Transferee Representation Letter in Connection with Transfer of the Class P Certificates, Class CE Certificates and
                  Residual Certificates Pursuant to Rule 144A Under the 1933 Act
Exhibit           B-2 Form of Transferor Representation Letter and Form of
                  Transferee Representation Letter in Connection with Transfer of the Class P Certificates, Class CE Certificates and
                  Residual Certificates Pursuant to Rule 501 (a) Under the 1933
                  Act
Exhibit B-3       Form of Transfer Affidavit and Agreement and Form of Transferor Affidavit in
                  Connection with Transfer of Residual Certificates
Exhibit C         Form of Master Servicer Certification
Schedule 1        Mortgage Loan Schedule
Schedule 2        Prepayment Charge Schedule


                  This Pooling and Servicing Agreement, is dated and effective as of December 1, 2002, among ACE SECURITIES CORP. as Depositor, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION as Master Servicer and as Securities Administrator and BANK ONE, NATIONAL ASSOCIATION as Trustee.

                             PRELIMINARY STATEMENT:

                  The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest of the Trust Fund created hereunder. The Trust Fund will consist of a segregated pool of assets comprising of the Mortgage Loans and certain other related assets subject to this Agreement.

                                     REMIC I

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (other than the Reserve Fund and the Net WAC Rate Reserve Fund) as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I". The Class R-I Interest will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.



                                   REMIC I                 Initial                   Latest Possible
       Designation             Remittance Rate        Uncertificated Balance         Maturity Date (1)
       -----------             ---------------        ---------------------          -----------------
I-LT1                           Variable(2)             $  503,070,748.70            December 25, 2032
I-LTIO-1                        Variable(2)             $   55,897,000.00            December 25, 2032
I-LT2                           Variable(2)             $  124,762,104.28            December 25, 2032
I-LTIO-2                        Variable(2)             $   13,862,000.00            December 25, 2032
I-LTP                           Variable(2)             $          100.00            December 25, 2032

___________________________

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

                                    REMIC II

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II". The Class R-II Interest will be the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the REMIC II Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC II Regular Interests (as defined herein). None of the REMIC II Regular Interests will be certificated.



                                                    Initial
                         REMIC II                Uncertificated         Latest Possible
    Designation      Remittance Rate               Balance            Maturity Date (1)
------------------ ----------------------- ---------------------- ----------------------
II-LTAA                   Variable(2)      $  683,640,015.92         December 25, 2032
II-LTA1                   Variable(2)      $    4,678,560.00         December 25, 2032
II-LTA2A                  Variable(2)      $      300,000.00         December 25, 2032
II-LTA2B                  Variable(2)      $      600,270.00         December 25, 2032
II-LTA2C                  Variable(2)      $      260,000.00         December 25, 2032
II-LTM1                   Variable(2)      $      495,290.00         December 25, 2032
II-LTM2                   Variable(2)      $      324,380.00         December 25, 2032
II-LTM3                   Variable(2)      $      184,860.00         December 25, 2032
II-LTZZ                   Variable(2)      $    7,108,477.06         December 25, 2032
II-LTIO-1A                Variable(2)                     (3)            June 25, 2032
II-LTIO-1B                Variable(2)                     (3)            June 25, 2032
II-LTIO-1C                Variable(2)                     (3)            June 25, 2032
II-LTIO-2A                Variable(2)                     (4)            June 25, 2032
II-LTIO-2B                Variable(2)                     (4)            June 25, 2032
II-LTIO-2C                Variable(2)                     (4)            June 25, 2032
II-LTP                    Variable(2)     $           100.00         December 25, 2032

___________________________

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.
(2) Calculated in accordance with the definition of "REMIC II Remittance Rate" herein.
(3) REMIC II Regular Interests II-LTIO-1A, II-LTIO-1B and II-LTIO-1C will not have Initial Uncertificated Balances, but will accrue interest on their Uncertificated Notional Amount outstanding from time to time, each of which shall equal the Initial Uncertified Balance of REMIC I Regular Interest I-LTIO-1.
(4) REMIC II Regular Interests II-LTIO-2A, II-LTIO-2B and II-LTIO-2C will not have Initial Uncertificated Balances, but will accrue interest on their Uncertificated Notional Amount outstanding from time to time, each of which shall equal the Initial Uncertified Balance of REMIC I Regular Interest I-LTIO-2.

                                    REMIC III

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Interest will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial aggregate Certificate Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for the indicated Classes of Certificates.




                                                 Initial Aggregate
                         Pass-Through           Certificate Principal        Latest Possible
        Designation         Rate                     Balance                 Maturity Date (1)
---------------------- ------------------- ---------------------------- ------------------------------
Class A-1                 Variable(2)              $ 467,856,000.00           December 25, 2032
Class A-2A                Variable(2)              $  30,000,000.00           December 25, 2032
Class A-2B                Variable(2)              $  60,027,000.00           December 25, 2032
Class A-2C                Variable(2)              $  26,000,000.00           December 25, 2032
Class A-IO                Variable(2)                         N/A(3)              June 25, 2032
Class M-1                 Variable(2)              $  49,529,000.00           December 25, 2032
Class M-2                 Variable(2)              $  32,438,000.00           December 25, 2032
Class M-3                 Variable(2)              $  18,486,000.00           December 25, 2032
Class P                        N/A(5)              $         100.00           December 25, 2032
Class CE                       N/A(6)              $  13,255,852.98           December 25, 2032
_________________

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates.

(2)  Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3) The Class A-IO Certificates do not have a Certificate Principal Balance but will receive all amounts distributed to REMIC II Regular Interest II-LTIO-1A , REMIC II Regular Interest II-LTIO-1B, REMIC II Regular Interest II-LTIO-1C, REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-1C.

(4)  The Class P Certificates will not accrue interest.

(5) The Class CE Certificates will accrue interest at their variable Pass-Through Rate on the Notional Amount of the Class CE Certificates outstanding from time to time which shall equal the Uncertificated Balance of the REMIC II Regular Interests. The Class CE Certificates will not accrue interest on their Certificate Principal Balance.

         As of the Cut-off Date, the Group I Mortgage Loans had an aggregate Scheduled Principal Balance equal to $558,967,748.70 and the Group II Mortgage Loans had an aggregate Scheduled Principal Balance equal to $138,624,204.28.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.             Defined Terms.

                  Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                  "Accepted Master Servicing Practices": With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or (y) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer, but in no event below the standard set forth in clause (x).

                  "Account": The Master Servicer Collection Account, the Distribution Account and the Protected Account as the context may require.

                  "Accrued Certificate Interest": With respect to any Class A Certificate, Class A-IO Certificate, Mezzanine Certificate or Class CE Certificate and each Distribution Date, interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Certificate for such Distribution Date on the Certificate Principal Balance, in the case of the Class A Certificates and the Mezzanine Certificates, or on the Notional Amount in the case of the Class A-IO Certificates and the Class CE Certificates, of such Certificate immediately prior to such Distribution Date. The Class P Certificates are not entitled to distributions in respect of interest and, accordingly, will not accrue interest. All distributions of interest on the Class A Certificates and the Mezzanine Certificates will be calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period. All distributions of interest on the Class A-IO Certificates and the Class CE Certificates will be based on a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest with respect to each Distribution Date, as to any Class A Certificate, Class A-IO Certificate, Mezzanine Certificate or Class CE Certificate shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof, if any, of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.20 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Class CE Certificate of Realized Losses, if any, pursuant to Section 1.02 and Section 4.04 hereof. Notwithstanding the foregoing, for federal income tax purposes and under the REMIC Provisions, the Accrued Certificate Interest for the Class A-IO Certificates and any Distribution Date will be deemed to be 100% of the Uncertificated Interest for REMIC II Regular Interest II-LTIO-1A , REMIC II Regular Interest II-LTIO-1B, REMIC II Regular

Interest II-LTIO-1C, REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-1C for such Distribution Date.

                  "Adjustable Rate Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

                  "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the first day of the month in which the Mortgage Rate of an Adjustable Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Administration Fees": The sum of (i) the Master Servicing Fee, (ii) the Servicing Fee and (iii) the Credit Risk Manager Fee.

                  "Administration Fee Rate": The sum of (i) the Master Servicing Fee Rate, (ii) the Credit Risk Management Fee Rate and (iii) the Servicing Fee Rate.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Aggregate Loss Severity Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred on any Mortgage Loans from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate principal balance of such Mortgage Loans immediately prior to the liquidation of such Mortgage Loans.

                  "Agreement": This Pooling and Servicing Agreement, including all exhibits and schedules hereto and all amendments hereof and supplements hereto.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

                  "Assignment Agreements": Shall mean (i) the Assignment, Assumption and Recognition Agreement, dated as of December 10, 2002, among the Seller, the Depositor and Fairbanks, pursuant to which the Fairbanks Servicing Agreement was assigned to the Depositor and (ii) the Assignment, Assumption and Recognition Agreement, dated as of December 10, 2002, among the Seller, the Depositor and WFHM pursuant to which the WFHM Servicing Agreement was assigned to the Depositor.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Master Servicer Collection Account and Distribution Account as of the close of business on the related Distribution Account Deposit Date, (b) the aggregate of any amounts deposited in the Distribution Account by the Master Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.20, (c) the aggregate of any P&I Advances for such Distribution Date made by the applicable Servicer pursuant to the related Servicing Agreement or the Master Servicer pursuant to Section 4.03 and (d) the aggregate of any P&I Advances made by the Trustee pursuant to
Section 7.02, reduced (to not less than zero) by (2) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, the Master Servicer, any Servicer, the Trustee, the Securities Administrator or the Custodian pursuant to
Section 3.24 or Section 3.26 or otherwise payable in respect of extraordinary Trust Fund expenses, (v) amounts deposited in the Master Servicer Collection Account or the Distribution Account in error, (vi) the amount of any Prepayment Charges collected or paid by the Servicers pursuant to the related Servicing Agreement in connection with the Principal Prepayment of any of the Mortgage Loans and (viii) amounts reimbursable to the Trustee or other successor Master Servicer pursuant to Section 7.02.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

                  "Book-Entry Certificate": The Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates for so long as the Certificates of such Class shall be registered in the name of the Depository or its nominee.

                  "Book-Entry Custodian": The custodian appointed pursuant to
Section 5.01.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the States of New York, Maryland or Minnesota, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

                  "Cap Contract": The Cap Contract between the Trustee and the counterparty thereunder, for the benefit of the Holders of the Class A-2 Certificates and the Class M Certificates.

                  "Cash-Out Refinancing": A Refinanced Mortgage Loan the proceeds of which are more than a nominal amount in excess of the principal balance of any existing first mortgage plus any subordinate mortgage on the related Mortgaged Property and related closing costs.

                  "Certificate": Any one of the Depositor's Asset Backed Pass-Through Certificates, Series 2002-HE3, Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-IO, Class M-1, Class M-2, Class M-3, Class P, Class CE and Class R issued under this Agreement.

                  "Certificate Factor":With respect to any Class of Certificates (other than the Residual Certificates) as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance (or Notional Amount, in the case of the Class A-IO Certificates and the Class CE Certificates) of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses resulting in reduction of the Certificate Principal Balance (or Notional Amount, in the case of the Class A-IO Certificates and the Class CE Certificates) of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance (or Notional Amount, in the case of the Class A-IO Certificates and the Class CE Certificates) of such Class of Certificates as of the Closing Date.

                  "Certificate Margin": With respect to the Class A-1 Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTA1, 0.51% in the case of each Distribution Date through and including the Optional Termination Date and 1.02% in the case of each Distribution Date thereafter.

                  With respect to the Class A-2A Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTA2A, 0.51% in the case of each Distribution Date through and including the Optional Termination Date and 1.02% in the case of each Distribution Date thereafter.

                  With respect to the Class A-2B Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTA2B, 0.220% in the case of each Distribution Date through and including the Optional Termination Date and 0.440% in the case of each Distribution Date thereafter.

                  With respect to the Class A-2C Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTA2C, 0.587% in the case of each Distribution Date through and including the Optional Termination Date and 1.174% in the case of each Distribution Date thereafter.

                  With respect to the Class M-1 Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTM1, 1.20% in the case of each Distribution Date through and including the Optional Termination Date and 1.80% in the case of each Distribution Date thereafter.

                  With respect to the Class M-2 Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTM2, 2.20% in the case of each Distribution Date through and including the Optional Termination Date and 3.30% in the case of each Distribution Date thereafter.

                  With respect to the Class M-3 Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTM3, 3.51% in the case of each Distribution Date through and including the Optional Termination Date and 5.265% in the case of each Distribution Date thereafter.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof, and solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of or beneficially owned by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee may conclusively rely upon a certificate of the Depositor, the Seller, the Securities Administrator or the Master Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to each Class A Certificate, Mezzanine Certificate or Class P Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination, minus all distributions allocable to principal made thereon and Realized Losses allocated thereto, if any, on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). With respect to each Class CE Certificate as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Balances of the REMIC II Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates then outstanding. The aggregate initial Certificate Principal Balance of each Class of Regular Certificates is set forth in the Preliminary Statement hereto.

                  "Certificate Register": The register maintained pursuant to
Section 5.02.

                  "Class": Collectively, all of the Certificates bearing the same class designation.

                  "Class A Certificate": Any Class A-1 Certificate, Class A-2A Certificate, Class A-2B Certificate or Class A-2C Certificate.

                  "Class A Principal Distribution Amount": The Class A Principal Distribution Amount is an amount equal to the sum of the Class A-1 Principal Distribution Amount and the Class A-2 Principal Distribution Amount.

                  "Class A-1 Allocation Percentage": With respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (x) the Group I Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

                  "Class A-1 Certificate": Any one of the Class A-1 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 67.40% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus $2,794,838.74.

                  "Class A-2 Allocation Percentage": With respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (x) the Group II Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

                  "Class A-2 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the Certificate Principal Balance of the Class A-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 67.40% and (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus $693,121.02.

                  "Class A-2 Certificates": The Class A-2A Certificates, Class A-2B Certificates and Class A-2C Certificates.

                  "Class A-2A Certificate": Any one of the Class A-2A Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-2B Certificate": Any one of the Class A-2B Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-2C Certificate": Any one of the Class A-2C Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-IO Certificate": Any one of the Class A-IO Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-IO Pass-Through Rate": With respect to component A-IO-1 of the Class A- IO Certificates and each Interest Accrual Period, (i) 5.50% per annum for the January 2003 through October 2003 Distribution Dates,
(ii) 4.50% per annum for the November 2003 through August 2004 Distribution Dates, (iii) 3.50% per annum for the September 2004 through June 2005 Distribution Dates and (iv) 0.00% per annum thereafter. With respect to component A-IO-2 of the Class A-IO Certificates and each Interest Accrual Period, (i) 5.50% per annum for the January 2003 through October 2003 Distribution Dates, (ii) 4.50% per annum for the November 2003 through August 2004 Distribution Dates, (iii) 3.50% per annum for the September 2004 through June 2005 Distribution Dates and (iv) 0.00% per annum thereafter.

                  "Class CE Certificate": Any one of the Class CE Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-4 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M Certificates": The Class M-1, Class M-2 and Class M-3 Certificates.

                  "Class M-1 Certificate": Any one of the Class M-1 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 81.60% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus $3,487,959.76.

                  "Class M-2 Certificate": Any one of the Class M-2 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M-2 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) 90.90% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus $3,487,959.76.

                  "Class M-3 Certificate": Any one of the Class M-3 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M-3 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 96.20% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus $3,487,959.76.

                  "Class P Certificate": Any one of the Class P Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-5 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class R Certificates": Any one of the Class R Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-6, and evidencing the Class R-I Interest, the Class R-II Interest and the Class R-III Interest.

                  "Class R-I Interest": The uncertificated residual interest in REMIC I.

                  "Class R-II Interest": The uncertificated residual interest in REMIC II.

                  "Class R-III Interest": The uncertificated residual interest in REMIC III.

                  "Closing Date": December 10, 2002.

                  "Code": The Internal Revenue Code of 1986.

                  "Commission": The Securities and Exchange Commission.

                  "Compensating Interest": Shall mean (i) with respect to Fairbanks, the meaning specified in the Fairbanks Servicing Agreement and (ii) with respect to WFHM, WFHM's obligation to pay interest with respect to Principal Prepayments as set forth in Section 4.04(viii) of the WFHM Servicing Agreement.

                  "Corporate Trust Office": The principal corporate trust office of the Trustee which office at the date of the execution of this instrument is located at 1 Bank One Plaza, Mail Suite IL1- 0126, Chicago, Illinois 60670,
Attention: Global Corporate Trust Services, ACE Securities Corp., Series 2002-HE3, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Securities Administrator and the Master Servicer.

                  "Corresponding Certificate": With respect to REMIC II Regular Interest II-LTA1, REMIC II Regular Interest II-LTA2A, REMIC II Regular Interest II-LTA2B, REMIC II Regular Interest II-LTA2C, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTM3 and REMIC II Regular Interest II-LTP, the Class A-1 Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class P Certificates, respectively.

                  "Credit Enhancement Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Certificate Principal Balances of the Mezzanine Certificates and the Class CE Certificates, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date.

                  "Credit Risk Management Agreement": Each agreement between the Credit Risk Manager and a Servicer or the Master Servicer, respectively, each dated December 10, 2002.

                  "Credit Risk Management Fee": As to each Mortgage Loan and any Distribution Date, an amount equal to one twelfth of the product of the Credit Risk Management Fee Rate multiplied by the Scheduled Principal Balance of the Mortgage Loans as of the Due Date in the preceding calendar month.

                  "Credit Risk Management Fee Rate": 0.015% per annum.

                  "Credit Risk Manager": The Murrayhill Company, a Colorado corporation.

                  "Custodial Agreement" Shall mean the Custodial Agreement dated as of December 1, 2002, among the Trustee, Wells Fargo as Custodian, Fairbanks and WFHM as such agreement may be amended or supplemented from time to time, or any other custodial agreement entered into after the date hereof with respect to any Mortgage Loan subject to this Agreement.

                  "Custodian": Shall mean either Wells Fargo or any other custodian appointed under any custodial agreement entered into after the date of this Agreement.

                  "Cut-off Date": With respect to each Mortgage Loan, December 1, 2002. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Certificates": As defined in Section 5.01(b).

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquency Percentage": As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month.

                  "Depositor": ACE Securities Corp., a Delaware corporation, or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Institution": Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated A-1 by S&P and P-1 by Moody's (or, if such Rating Agencies are no longer rating the Offered Certificates, comparable ratings by any other nationally recognized statistical rating agency then rating the Offered Certificates).

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to each Distribution Date, shall mean (i) with respect to Fairbanks, the 15th day of the calendar month on which such Distribution Date occurs, or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day, and (ii) with respect to WFHM, the Business Day preceding the applicable Servicer Remittance Date.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any Trust REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.25 in the name of the Trustee for the benefit of the Certificateholders and designated "Bank One, National Association, in trust for registered holders of ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE3". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement. The Distribution Account must be an Eligible Account.

                  "Distribution Account Deposit Date": The Business Day prior to such Distribution Date.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in January 2003.

                  "Due Date": With respect to each Distribution Date, the day of the month on which the Monthly Payment is due on a Mortgage Loan during the related Due Period, exclusive of any days of grace.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

                  "Eligible Account": Any of (i) an account or accounts maintained with a Depository Institution, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Excess Group Net WAC Pass-Through Rate Amount": For any Distribution Date and the Class A-1 Certificates, the positive excess, if any, of (i) the amount of interest accrued on the Class A-1 Certificates for such Distribution Date calculated at the Net WAC Pass-Through Rate for the Class A-1 Certificates over (ii) the amount of interest accrued on the Class A-1 Certificates at the Pool Net WAC Pass-Through Rate. For any Distribution Date and the Class A-2A Certificates, the positive excess, if any, of (i) the amount of interest accrued on the Class A-2A Certificates for such Distribution Date calculated at the Net WAC Pass-Through Rate for the Class A-2A Certificates over
(ii) the amount of interest accrued on the Class A-2A Certificates at the Pool Net WAC Pass-Through Rate. For any Distribution Date and the Class A-2B Certificates, the positive excess, if any, of (i) the amount of interest accrued on the Class A-2B Certificates for such Distribution Date calculated at the Net WAC Pass-Through Rate for the Class A-2B Certificates over

(ii) the amount of interest accrued on the Class A-2B Certificates at the Pool Net WAC Pass- Through Rate. For any Distribution Date and the Class A-2C Certificates, the positive excess, if any, of (i) the amount of interest accrued on the Class A-2C Certificates for such Distribution Date calculated at the Net WAC Pass-Through Rate for the Class A-2C Certificates over (ii) the amount of interest accrued on the Class A-2C Certificates at the Pool Net WAC Pass-Through Rate.

                  "Excess Liquidation Proceeds": To the extent that such amount is not required by law to be paid to the related mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a liquidated Mortgage Loan exceed the sum of (i) the outstanding principal balance of such Mortgage Loan and accrued but unpaid interest at the related Net Mortgage Rate through the last day of the month in which the related Liquidation Event occurs, plus (ii) related liquidation expenses or other amounts to which the related Servicer is entitled to be reimbursed from Liquidation Proceeds with respect to such liquidated Mortgage Loan pursuant to the related Servicing Agreement or Section
3.26 hereof.

                  "Excess Net WAC Rate Reserve Fund": As defined in Section
3.33.

                  "Excess Pool Net WAC Pass-Through Rate Amount": For any Distribution Date and the Class A-1 Certificates, the positive excess, if any, of (i) the amount of interest accrued on the Class A-1 Certificates for such Distribution Date calculated at the Pool Net WAC Pass-Through Rate over (ii) the amount of interest accrued on the Class A-1 Certificates at the Net WAC Pass-Through Rate for the Class A-1 Certificates. For any Distribution Date and the Class A-2A Certificates, the positive excess, if any, of (i) the amount of interest accrued on the Class A-2A Certificates for such Distribution Date calculated at the Pool Net WAC Pass-Through Rate over (ii) the amount of interest accrued on such Class A-2A Certificates at the Net WAC Pass-Through Rate for the Class A-2A Certificates. For any Distribution Date and the Class A-2B Certificates, the positive excess, if any, of (i) the amount of interest accrued on the Class A-2B Certificates for such Distribution Date calculated at the Pool Net WAC Pass-Through Rate over (ii) the amount of interest accrued on such Class A-2B Certificates at the Net WAC Pass-Through Rate for the Class A-2B Certificates. For any Distribution Date and the Class A-2C Certificates, the positive excess, if any, of (i) the amount of interest accrued on the Class A-2C Certificates for such Distribution Date calculated at the Pool Net WAC Pass-Through Rate over (ii) the amount of interest accrued on such Class A-2C Certificates at the Net WAC Pass-Through Rate for the Class A-2C Certificates.

                  "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan or REO Property, the then applicable Mortgage Rate thereon minus the Administration Fee Rate.

                  "Extra Principal Distribution Amount": With respect to any Distribution Date, the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the Overcollateralization Increase Amount for such Distribution Date.

                  "Fairbanks": Shall mean Fairbanks Capital Corp., or any successor thereto.

                  "Fairbanks Servicing Agreement": Shall mean the Servicing Agreement, dated as of December 1, 2002, between the Seller and Fairbanks (as modified pursuant to the related Assignment Agreement).

                  "Fannie Mae": Fannie Mae, formerly known as the Federal National Mortgage Association, or any successor thereto.

                  "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the applicable Originator, the Seller or the Terminator pursuant to or as contemplated by Section 2.03 or Section 9.01), a determination made by the applicable Servicer pursuant to the related Servicing Agreement that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Master Servicer shall maintain records, based on information provided by each Servicer, of each Final Recovery Determination made thereby.

                  "Fitch": Fitch Ratings or any successor in interest.

                  "Freddie Mac": Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

                  "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Adjustable Rate Mortgage Loan.

                  "Group I Interest Remittance Amount": With respect to any Distribution Date is that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group I Mortgage Loans.

                  "Group I Mortgage Loans": Those Mortgage Loans identified on the Mortgage Loan Schedule as Group I Mortgage Loans.

                  "Group I Principal Distribution Amount": With respect to any Distribution Date will be the sum of (i) the principal portion of all Monthly Payments on the Group I Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Group I Mortgage Loan or, in the case of a substitution, certain amounts representing a principal adjustment, during the related Prepayment Period as required by Section 2.03 hereof; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all Principal Prepayments in full and in part, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group I Mortgage Loans, net in each case of reimbursements to the Trustee, Custodian, the Securities Administrator, the Master Servicer and the applicable Servicer and (iv) the Class A-1 Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date MINUS (v) the Class A-1 Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date.

                  "Group I Principal Remittance Amount": With respect to any Distribution Date will be the sum of the amounts described in clauses (i) through (iii) of the definition of Group I Principal Distribution Amount.

                  "Group II Interest Remittance Amount": With respect to any Distribution Date is that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group II Mortgage Loans.

                  "Group II Mortgage Loans": Those Mortgage Loans identified on the Mortgage Loan Schedule as Group II Mortgage Loans.

                  "Group II Principal Distribution Amount": With respect to any Distribution Date will be the sum of (i) the principal portion of all Monthly Payments on the Group II Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Group II Mortgage Loan or, in the case of a substitution, certain amounts representing a principal adjustment, during the related Prepayment Period as required by Section 2.03 hereof; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all Principal Prepayments in full and in part, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group II Mortgage Loans, net in each case of reimbursements to the Trustee, Custodian, the Securities Administrator, the Master Servicer and the applicable Servicer and (iv) the Class A-2 Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date MINUS (v) the Class A-2 Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date.

                  "Group II Principal Remittance Amount": With respect to any Distribution Date will be the sum of the amounts described in clauses (i) through (iii) of the definition of Group II Principal Distribution Amount.

                  "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Master Servicer, the Securities Administrator, the Seller, the Originator and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Master Servicer, the Securities Administrator, the Seller, the Originator or any Affiliate thereof, and (c) is not connected with the Depositor, the Master Servicer, the Securities Administrator, the Seller, the Originator or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer, the Seller, the Originator or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Master Servicer, the Securities Administrator, the Seller, the Originator or any Affiliate thereof, as the case may be.

                  "Index": With respect to each Adjustable Rate Mortgage Loan and each related Adjustment Date, either (i) the average of the interbank offered rates for six-month United States dollar deposits in the London market as published in THE WALL STREET JOURNAL and as most recently available either
(a) as of the first Business Day 45 days prior to such Adjustment Date or (b) as of the first Business Day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note or (ii) the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as published in the FEDERAL RESERVE STATISTICAL RELEASE H.15(519) as most recently announced as of a date 45 days prior to such Adjustment Date.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicing Agreement.

                  "Interest Accrual Period": With respect to any Distribution Date and the Class A Certificates and the Mezzanine Certificates, the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Closing Date) and ending on the day preceding such Distribution Date. With respect to any Distribution Date and the Class A-IO Certificates, the one-month period ending on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

                  "Interest Carry Forward Amount": With respect to any Distribution Date and the Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates, the sum of (i) the amount, if any, by which (a) the Interest Distribution Amount for such Class of Certificates as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class of Certificates in respect of interest on such immediately preceding Distribution Date and (ii) the amount of any Interest Carry Forward Amount for such Class of Certificates remaining unpaid from the previous Distribution Date, plus accrued interest on such sum calculated at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

                  "Interest Determination Date": With respect to the Class A Certificates, the Mezzanine Certificates, REMIC II Regular Interest II-LTA1, REMIC II Regular Interest II-LTA2A, REMIC II Regular Interest II-LTA2B, REMIC II Regular Interest II-LTA2C, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTM3, and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

                  "Interest Distribution Amount": With respect to any Distribution Date and any Class A Certificates, any Mezzanine Certificates, any Class A-IO Certificates and any Class CE Certificates, the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date plus, solely for federal income tax purposes, the amount of the Excess Group Net WAC Pass-Through Rate Amount, if any, for such Class for such Distribution Date and reduced by the amount of Excess Pool Net WAC Pass-Through Rate Amount, if any, for such Class for such Distribution Date.

                  "Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Mortgage Loans.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan or (iii) such Mortgage Loan is removed from REMIC I by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03 or Section 9.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property or (ii) such REO Property is removed from REMIC I by reason of its being purchased pursuant to Section 9.01.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the applicable Servicer pursuant to the related Servicing Agreement or the Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03 or Section 9.01.

                  "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

                  "London Business Day": Any day on which banks in the Cities of London and New York, New York are open and conducting transactions in United States dollars.

                  "Loss Severity Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the amount of Realized Losses incurred on a Mortgage Loan and the denominator of which is the principal balance of such Mortgage Loan immediately prior to the liquidation of such Mortgage Loan.

                  "Marker Rate": With respect to the Class CE Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the REMIC II Remittance Rate for each of the REMIC II Regular Interests (other than REMIC II Regular Interest II-LTAA, REMIC II Regular Interest II-LTP, REMIC II Regular Interest II-LTIO-1A, REMIC II Regular Interest II-LTIO- 1B, REMIC II Regular Interest II-LTIO-1C, REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-2C ), with the rate on each such REMIC II Regular Interest (other than REMIC II Regular Interest II-LTZZ) subject to a cap equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net WAC Pass-Through Rate for the purpose of this calculation for such Distribution Date and with the rate on REMIC II Regular Interest II-LTZZ subject to a cap of zero for the purpose of this calculation; provided however, each such cap shall be multiplied by a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 30.


                  "Master Servicer": As of the Closing Date, Wells Fargo Bank Minnesota, National Association and thereafter, its respective successors in interest who meet the qualifications of this Agreement. The Master Servicer and the Securities Administrator shall at all times be the same Person.

                  "Master Servicer Collection Account": The account or accounts created and maintained, or caused to be created and maintained, by the Master Servicer pursuant to Section 3.23, which shall be denominated "Bank One, National Association, as Trustee f/b/o holders of ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE3 - Master Servicer Collection Account". The Collection Account must be an Eligible Account.

                  "Master Servicer Event of Default": One or more of the events described in Section 7.01 hereof.

                  "Master Servicer Fee Rate": 0.01% per annum.

                  "Master Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one twelfth of the product of the Master Servicer Fee Rate multiplied by the Scheduled Principal Balance of the Mortgage Loans as of the Due Date in the preceding calendar month.

                  "Maximum II-LTZZ Uncertificated Interest Deferral Amount":
With respect to any Distribution Date, the excess of (i) accrued interest at the REMIC II Remittance Rate applicable to REMIC II Regular Interest I-LTZZ for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC II Regular Interest II-LTZZ minus the REMIC II Overcollateralization Amount, in each case for such Distribution Date, over (ii) Uncertificated Interest on REMIC II Regular Interest II-LTA1, REMIC II Regular Interest II-LTA2A, REMIC II Regular Interest II-LTA2B, REMIC II Regular Interest II-LTA2C, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTM3 for such Distribution Date, with the rate on each such REMIC II Regular Interest subject to a cap equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate and (ii) the Net WAC Pass-Through Rate for the purpose of this calculation for such Distribution Date; provided however, each such cap shall be multiplied by a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 30.

                  "Maximum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  "Mezzanine Certificate": Any Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

                  "Minimum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the related Servicer under the applicable Servicing Agreement; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's:" Moody's Investors Service, Inc. or any successor interest.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The Mortgage Loan Documents pertaining to a particular Mortgage Loan.

                  "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee delivered to the Custodian pursuant to Section 2.01 of this Agreement and pursuant to the Custodial Agreement, as held from time to time as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

                  "Mortgage Loan Documents": The documents evidencing or relating to each Mortgage Loan delivered to the Custodian under the Custodial Agreement on behalf of the Trustee.

                  "Mortgage Loan Purchase Agreement": Shall mean the Mortgage Loan Purchase Agreement dated as of December 10, 2002, between the Depositor and the Seller.

                  "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in REMIC I on such date, separately identifying the Group I Mortgage Loans and the Group II Mortgage Loans, attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

                      (i) the Mortgage Loan identifying number;

                      (ii) the Mortgagor's name;

                      (iii) the street address of the Mortgaged Property including the state and zip code;

                      (iv) a code indicating whether the Mortgaged Property is owner-occupied;

                      (v) the type of Residential Dwelling constituting the Mortgaged Property;

                      (vi) the original months to maturity;

                      (vii) the stated remaining months to maturity from the Cut-off Date based on the original amortization schedule;

                      (viii) the Loan-to-Value Ratio at origination;

                      (ix) the Mortgage Rate in effect immediately following the Cut-off Date;

                      (x) (A) the date on which the first Monthly Payment was due on the Mortgage Loan and, (B) if such date is not consistent with the Due Date currently in effect, such Due Date;

                      (xi) the stated maturity date;

                      (xii) the amount of the Monthly Payment at origination;

                      (xiii) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

                      (xiv) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

                      (xv) the original principal amount of the Mortgage Loan;

                      (xvi) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

                      (xvii) with respect to each Adjustable Rate Mortgage Loan, the Adjustment Dates;

                      (xviii) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

                      (xix) a code indicating the purpose of the Mortgage Loan (I.E., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

                      (xx) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

                      (xxi) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

                      (xxii) the Mortgage Rate at origination;

                      (xxiii) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

                      (xxiv) a code indicating the documentation program (I.E., Full Documentation, Limited Documentation, Stated Income Documentation);

                      (xxv) the Index;

                      (xxvi) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

                      (xxvii) the risk grade;

                      (xxviii) the Value of the Mortgaged Property;

                      (xxix) the sale price of the Mortgaged Property, if applicable;

                      (xxx) the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date;

                      (xxxi) if the related Mortgage Loan has a Prepayment Charge and if so, the type and term of the related Prepayment Charge; and

                      (xxxii) the rounding code (I.E., nearest 0.125%, next highest 0.125%).

                    The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

                    "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                    "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate with respect to each Adjustable Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date equal to the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Adjustable Rate Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and (ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and (ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

                    "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

                    "Mortgagor": The obligor on a Mortgage Note.

                    "Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (i) any Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of
(A) the aggregate Senior Interest Distribution Amounts payable to the holders of the Class A Certificates and the Class A-IO Certificates, (B) the Interest Distribution Amounts payable to the holders of the Mezzanine Certificates and
(C) the Principal Remittance Amount.

                    "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Administration Fee Rate.

                    "Net WAC Pass-Through Rate": With respect to the Class A-1 Certificates and any Distribution Date, is a rate per annum equal to the product of (x) (A) the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Group I Mortgage Loans, weighted based on their Scheduled Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs minus (B) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTIO-1A, REMIC II Regular Interest II-LTIO-1B and REMIC II Regular Interest II-LTIO-1C immediately for such Distribution Date multiplied by a fraction, the numerator of which is the Notional Amount of REMIC II Regular Interest II-LTIO-1A, REMIC II Regular Interest II- LTIO-1B and REMIC II Regular Interest II-LTIO-1C immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the REMIC II Remittance Rate of the REMIC II Regular Interest for which such Class of Certificates is the Corresponding Certificate.

                    With respect to the Class A-2A Certificates, the Class A-2B Certificates and the Class A-2C Certificates and any Distribution Date, is a rate per annum equal to the product of (x)(A) the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Group II Mortgage Loans, weighted based on their Scheduled Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs minus
(B) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO- 2B and REMIC II Regular Interest II-LTIO-2C for such Distribution Date multiplied by a fraction, the numerator of which is the Notional Amount for REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-2C immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the REMIC II Remittance Rate of the REMIC II Regular Interest for which such Class of Certificates is the Corresponding Certificate.

                    With respect to REMIC II Regular Interest II-LTIO-1A, REMIC II Regular Interest II-LTIO-1B and REMIC II Regular Interest II-LTIO-1C and any Distribution Date, will be a per annum rate equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Group I Mortgage Loans weighted based on their Scheduled Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs.

                    With respect to REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-2C and any Distribution Date, will be a per annum rate equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Group II Mortgage Loans weighted based on their Scheduled Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs.

                    With respect to the Mezzanine Certificates and any Distribution Date, is a rate per annum equal to the product of (x)(A) the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Mortgage Loans, weighted based on their Scheduled Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs minus (B) the sum of (i) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTIO-1A, REMIC II Regular Interest II-LTIO-1B and REMIC II Regular Interest II-LTIO-1C for such Distribution Date multiplied by a fraction, the numerator of which is the Notional Amount for REMIC II Regular Interest II-LTIO-1A, REMIC II Regular Interest II-LTIO-1B and REMIC II Regular Interest II-LTIO-1C immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and
(ii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-2C for such Distribution Date multiplied by a fraction, the numerator of which is the Notional Amount for REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-2C immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the REMIC II Remittance Rate of the REMIC II Regular Interest for which such Class of Certificates is the Corresponding Certificate.

                    "Net WAC Rate Carryover Amount": With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date on which the Pass-Through Rate is limited to the applicable Net WAC Pass-Through Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest the Class A Certificates or any Class of Mezzanine Certificates would have been entitled to receive on such Distribution Date if the applicable Net WAC Pass-Through Rate would not have been applicable to such Certificates on such Distribution Date over (y) the amount of interest paid on such Distribution Date at the applicable Net WAC Pass-Through Rate plus (ii) the related Net WAC Rate Carryover Amount for the previous Distribution Date not previously distributed together with interest thereon at a rate equal to the Pass-Through Rate for such class of Certificates for the most recently ended Interest Accrual Period.

                    "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, the Trustee (as successor Master Servicer) or the applicable Servicer pursuant to the related Servicing Agreement will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                    "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the applicable Servicer pursuant to the related Servicing Agreement, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                    "Non-United States Person": Any Person other than a United States Person.

                    "Notional Amount": With respect to the Class CE Certificates and any Distribution Date, the Uncertificated Balance of the REMIC II Regular Interests (other than REMIC II Regular Interest II-LTP) for such Distribution Date. With respect to the Class A-IO Certificates an amount equal to the Uncertificated Notional Amount for REMIC I Regular Interest I-LTIO-1 and REMIC I Regular Interest I-LTIO-2.

                    "Offered Certificates" shall mean the Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates, collectively.

                    "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the applicable Servicer, the Securities Administrator, the Master Servicer, the Seller or the Depositor, as applicable.

                    "One-Month LIBOR": With respect to the Class A-1 Certificates, the Mezzanine Certificates, REMIC II Regular Interest II-LTA1A, REMIC II Regular Interest II-LTA2A, REMIC II Regular Interest II-LTA2B, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTM3 and any Interest Accrual Period therefor, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. In such event, the Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16). If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, LIBOR for an Interest Determination Date would be based on LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Securities Administrator shall select an alternative comparable index (over which the Securities Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of One-Month LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculation of the One-Month LIBOR Pass-Through Rates for the relevant Interest Accrual Period, shall, in the absence of manifest error, be final and binding.

                    "One-Month LIBOR Pass-Through Rate": With respect to the Class A-1 Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTA1, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

                    With respect to the Class A-2A Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTA2A, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

                    With respect to the Class A-2B Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTA2B, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

                    With respect to the Class A-2C Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTA2C, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

                    With respect to the Class M-1 Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTM1, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

                    With respect to the Class M-2 Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTM2, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

                    With respect to the Class M-3 Certificates and, for purposes of the definition of "Marker Rate", REMIC II Regular Interest II-LTM3, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

                    "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, a Servicer, the Securities Administrator or the Master Servicer, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of any of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

                    "Optional Termination Date": Shall mean the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                    "Overcollateralization Amount": With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties immediately following such Distribution Date over (b) the sum of the aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates as of such Distribution Date (after taking into account the payment of the Principal Remittance Amount on such Distribution Date).

                    "Overcollateralization Increase Amount": With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date is any amount of Net Monthly Excess Cashflow actually applied as an accelerated payment of principal to the extent the Required Overcollateralization Amount exceeds the Overcollateralization Amount.

                    "Overcollateralization Reduction Amount": With respect to any Distribution Date, is the lesser of (i) the amount by which the Overcollateralization Amount exceeds the Required Overcollateralization Amount and (ii) the Principal Remittance Amount.

                    "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                    "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the applicable Servicer in respect of any Determination Date pursuant to Section 5.03 of the related Servicing Agreement or in respect of any Distribution Date by the Master Servicer or the Trustee (as successor Master Servicer) pursuant to Section 4.03 (which advances shall not include interest shortfalls due to bankruptcy proceedings or application of the Relief Act.)

                    "Pass-Through Rate": With respect to the Class A Certificates and any Distribution Date, a rate per annum equal to the least of
(i) the related One-Month LIBOR Pass-Through Rate for such Distribution Date,
(ii) the Net WAC Pass-Through Rate for such Distribution Date, and (iii) the Pool Net WAC Pass-Through Rate.

                    With respect to the Mezzanine Certificates and any Distribution Date, a rate per annum equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate for such Distribution Date and (ii) the Net WAC Pass-Through Rate for such Distribution Date.

                    With respect to the Class CE Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (x) below, and the denominator of which is the aggregate

Uncertificated Balances of the REMIC II Regular Interests. For purposes of calculating the Pass-Through Rate for the Class CE Certificates, the numerator is equal to the sum of the following components:

                  (i) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAA minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAA;

                  (ii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTA1 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTA1;

                  (iii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTA2A minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTA2A;

                  (iv) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTA2B minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTA2B;

                  (v) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTA2C minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTA2C;

                  (vi) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTM1 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTM1;

                  (vii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTM2 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTM2;

                  (viii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTM3 minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTM3; and

                  (ix) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTZZ;

                  (x) 100% of the interest on REMIC II Regular Interest II-LTP.

                    "Percentage Interest": With respect to any Class of Certificates (other than the Residual Certificates), the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate initial

Certificate Principal Balance or Notional Amount of all of the Certificates of such Class. The Class A Certificates and the Mezzanine Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $25,000 and integral multiples of $1,000 in excess thereof. The Class A-IO Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Notional Amounts of $10,000 and integral multiples of $1.00 in excess thereof. The Class P Certificates are issuable only in Percentage Interests corresponding to initial Certificate Principal Balances of $20 and integral multiples thereof. The Class CE Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $10,000 and integral multiples of $1.00 in excess thereof; provided, however, that a single Certificate of each such Class of Certificates may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Certificate Principal Balance of such Class or to an otherwise authorized denomination for such Class plus such remainder. With respect to any Residual Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Certificate. The Residual Certificates are issuable in Percentage Interests of 20% and integral multiples of 5% in excess thereof.

                    "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Adjustable Rate Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

                    "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Master Servicer, the Trustee or any of their respective Affiliates:

                    (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                    (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any Depository Institution;

                    (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                    (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                    (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                    (vi) units of money market funds that have been rated "AAA" by S&P and "Aaa" by Moody's (or, if such Rating Agencies are no longer rating the Offered Certificates, comparable ratings by any other nationally recognized statistical rating agency then rating the Offered Certificates) including any such money market fund managed or advised by the Master Servicer, the Trustee or any of their Affiliates; and

                    (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                    "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

                    "Person": Any individual, limited liability company, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                    "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

                    "Pool Net WAC Pass-Through Rate": A per annum rate (not less than zero) equal to the weighted average of:

                    (a) the REMIC I Remittance Rate with respect to REMIC I Regular Interest I-LT1 for such Distribution Date weighted on the basis of the Uncertificated Balance of REMIC I Regular Interest I-LT1;

                    (b) the REMIC I Remittance Rate with respect to REMIC I Regular Interest I-LT2 for such Distribution Date weighted on the basis of the Uncertificated Balance of REMIC I Regular Interest I-LT2;

                    (c) the REMIC I Remittance Rate with respect to REMIC I Regular Interest I-LTP for such Distribution Date weighted on the basis of the Uncertificated Balance of REMIC I Regular Interest I-LTP;

                    (d) the excess, if any, of (i) the Uncertificated REMIC I Pass-Through Rate with respect to REMIC I Regular Interest I-LTIO-1 for such Distribution Date over (ii) (A) in the case of the 1st Distribution Date through the 10th Distribution Date, 5.5% per annum, (B) in the case of the 11th Distribution Date through the 20th Distribution Date, 4.5% per annum, (C) in the case of the 21st Distribution Date through the 30th Distribution Date, 3.5% per annum and (D) in the case of any Distribution Date thereafter, 0.00% per annum, weighted on the basis of the Uncertificated Balance of REMIC I Regular Interest I-LTIO-1; and

                    (e) the excess, if any, of (i) the Uncertificated REMIC I Pass-Through Rate with respect to REMIC I Regular Interest I-LTIO-2 for such Distribution Date over (ii) (A) in the case of the 1st Distribution Date through the 10th Distribution Date, 5.5% per annum, (B) in the case of the 11th Distribution Date through the 20th Distribution Date, 4.5% per annum, (C) in the case of the 21st Distribution Date through the 30th Distribution Date, 3.5% per annum and (D) in the case of any Distribution Date thereafter, 0.00% per annum, weighted on the basis of the Uncertificated Balance of REMIC I Regular Interest I-LTIO-2.

                    "Prepayment Assumption": A prepayment rate for the Mortgage Loans of 28% CPR. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

                    "Prepayment Charge": With respect to any Principal Prepayment, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note, as set forth in Schedule 2 attached hereto.

                    "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment that was applied by the applicable Servicer pursuant to the related Servicing Agreement to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period.

                    "Prepayment Period": For any Distribution Date, (i) with respect to WFHM, the calendar month preceding the calendar month in which such Distribution Date occurs and (ii) with respect to Fairbanks, the period from the 16th day of the calendar month preceding the month in which the related Distribution Date occurs through the 15th day of the month of such Distribution Date.

                    "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                    "Principal Distribution Amount": With respect to any Distribution Date is the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount.

                    "Principal Remittance Amount": With respect to any Distribution Date is the sum of the Group I Principal Remittance Amount and the Group II Principal Remittance Amount.

                    "Protected Account": An account or accounts established and maintained for the benefit of the Certificateholders by each Servicer with respect to the related Mortgage Loans and with respect to REO Property pursuant to the applicable Servicing Agreement.

                    "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or
Section 9.01, and as confirmed by an Officers' Certificate from the Master Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or a P&I Advance by the applicable Servicer or the Master Servicer, which payment or P&I Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or a P&I Advance by the applicable Servicer or the Master Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest in accordance with the applicable Servicing Agreement, (iii) any unreimbursed Servicing Advances and P&I Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) and any unpaid Servicing Fees or Master Servicing Fees allocable to such Mortgage Loan or REO Property and (iv) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer, the Servicers or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

                    "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Scheduled Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (vi) have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted

Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xi) is a "qualified mortgage" as defined in the REMIC Provisions and
(xii) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                    "Rate/Term Refinancing": A Refinanced Mortgage Loan, the proceeds of which are not more than a nominal amount in excess of the existing first mortgage loan and any subordinate mortgage loan on the related Mortgaged Property and related closing costs, and were used exclusively (except for such nominal amount) to satisfy the then existing first mortgage loan and any subordinate mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

                    "Rating Agency or Rating Agencies": Moody's, Fitch and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

                    "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, minus (v) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the applicable Servicer with respect to such Mortgage Loan pursuant to Section 3.26(a).

                    With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to
(i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, minus (iv) the aggregate of all unreimbursed P&I Advances and Servicing Advances.

                    With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

                    With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

                    "Record Date": With respect to each Distribution Date and the Class A Certificates and the Mezzanine Certificates, the Business Day immediately preceding such Distribution Date for so long as such Certificates are Book-Entry Certificates. With respect to each Distribution Date and any other Class of Certificates, including any Definitive Certificates, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                    "Reference Banks": Bankers Trust Company, Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the International Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Securities Administrator.

                    "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                    "Regular Certificate": Any Class A Certificate, Class A-IO Certificate, Mezzanine Certificate, Class CE Certificate or Class P Certificate.

                    "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

                    "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                    "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act or any similar state or local laws.

                    "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                    "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans and Prepayment Charges as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement and the Assignment Agreements (including any security interest created thereby); (v) the Master Servicer Collection Account and the Distribution Account, and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes (i) all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Charges payable in connection with Principal Prepayments made before the Cut-off Date (ii) the Reserve Fund and any amounts on deposit therein from time to time and any proceeds thereof and (iii) the Excess Net WAC Rate Reserve Fund and any amounts on deposit therein from time to time and any proceeds thereof.

                    "REMIC I Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

                    "REMIC I Regular Interest I-LT1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC I Regular Interest I-LT2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC I Regular Interest I-LTIO-1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIO-1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC I Regular Interest I-LTIO-2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIO-2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC I Regular Interest I-LTP": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTP shall be entitled to the Prepayment Charges collected by the applicable Servicer, shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC I Remittance Rate": With respect to each REMIC I Regular Interest and any Distribution Date, a per annum rate equal to the weighted average of the Expense Adjusted Mortgage Rates of the Mortgage Loans.

                    "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee, for the benefit of REMIC III, as holder of the REMIC III Regular Interests, and the Class R-III Interest pursuant to Section 2.07, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                    "REMIC II Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAA minus the Marker Rate, divided by (b) 12.

                    "REMIC II Overcollateralization Amount": With respect to any date of determination, (i) 1% of the aggregate Uncertificated Balances of the REMIC II Regular Interests minus (ii) the aggregate of the Uncertificated Balances of REMIC II Regular Interest II-LTA1, REMIC II Regular Interest II-LTA2A, REMIC II Regular Interest II-LTA2B, REMIC II Regular Interest II-LTA2C, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTM3 and REMIC Regular Interest II-LTP, in each case as of such date of determination.

                    "REMIC II Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of REMIC II Regular Interest II-LTA1, REMIC II Regular Interest II-LTA2A, REMIC II Regular Interest II-LTA2B, REMIC II Regular Interest II-LTA2C, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTM3 and the denominator of which is the aggregate of the Uncertificated Balances of REMIC II Regular Interest II-LTA, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTM3 and REMIC II Regular Interest II-LTZZ.

                    "REMIC II Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance or Uncertificated Notional Amount, as applicable, as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

                    "REMIC II Regular Interest II-LTAA": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTAA shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC II Regular Interest II-LTA1": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II . REMIC II Regular Interest II-LTA1 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC II Regular Interest II-LTA2A": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II . REMIC II Regular Interest II-LTA2A shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC II Regular Interest II-LTA2B": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II . REMIC II Regular Interest II-LTA2B shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC II Regular Interest II-LTA2C": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II . REMIC II Regular Interest II-LTA2C shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC II Regular Interest II-LTIO-1A": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTIO-1A shall accrue interest at the related REMIC II Remittance Rate on its Uncertificated Notional Amount, as in effect from time to time. REMIC II Regular Interest II-LTIO-1A has no principal balance and is not entitled to distributions of principal.

                    "REMIC II Regular Interest II-LTIO-1B": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTIO-1B shall accrue interest at the related REMIC II Remittance Rate on its Uncertificated Notional Amount, as in effect from time to time. REMIC II Regular Interest II-LTIO-1B has no principal balance and is not entitled to distributions of principal.

                    "REMIC II Regular Interest II-LTIO-1C": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTIO-1C shall accrue interest at the related REMIC II Remittance Rate on its Uncertificated Notional Amount, as in effect from time to time. REMIC II Regular Interest II-LTIO-1C has no principal balance and is not entitled to distributions of principal.

                    "REMIC II Regular Interest II-LTIO-2A": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTIO-2A shall accrue interest at the related REMIC II Remittance Rate on its Uncertificated Notional Amount, as in effect from time to time. REMIC II Regular Interest II-LTIO-2A has no principal balance and is not entitled to distributions of principal.

                    "REMIC II Regular Interest II-LTIO-2B": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTIO-2B shall accrue interest at the related REMIC II Remittance Rate on its Uncertificated Notional Amount, as in effect from time to time. REMIC II Regular Interest II-LTIO-2B has no principal balance and is not entitled to distributions of principal.

                    "REMIC II Regular Interest II-LTIO-2C": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTIO-2C shall accrue interest at the related REMIC II Remittance Rate on its Uncertificated Notional Amount, as in effect from time to time. REMIC II Regular Interest II-LTIO-2C has no principal balance and is not entitled to distributions of principal.

                    "REMIC II Regular Interest II-LTM1": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTM1 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC II Regular Interest II-LTM2": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTM2 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC II Regular Interest II-LTM3": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTM3 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC II Regular Interest II-LTZZ": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTZZ shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC II Regular Interest II-LTP": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTP shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                    "REMIC II Remittance Rate": With respect to the REMIC II Regular Interests (other than REMIC II Regular Interest II-LTIO-1A, REMIC II Regular Interest II-LTIO-1B, REMIC II Regular Interest II-LTIO-1C, REMIC II, Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-2C), a per annum rate equal to the Pool Net WAC Pass-Through Rate.

                    With respect to REMIC II Regular Interest II-LTIO-1A, a per annum rate equal to the lesser of (a) the weighted average of the Expense Adjusted Mortgage Rate of the Group I Mortgage Loans and (b)(i) 1.00% per annum from the 1st Distribution Date to and including the 10th Distribution Date and
(ii) 0.00% per annum for each Distribution Date thereafter.

                    With respect to REMIC II Regular Interest II-LTIO-1B, a per annum rate equal to the lesser of (a) the weighted average of the Expense Adjusted Mortgage Rate of the Group I Mortgage

Loans and (b)(i) 1.00% per annum from the 1st Distribution Date to and including the 20th Distribution Date, and (ii) 0.00% per annum for each Distribution Date thereafter.

                    With respect to REMIC II Regular Interest II-LTIO-1C, a per annum rate equal to the lesser of (a) the weighted average of the Expense Adjusted Mortgage Rate of the Group I Mortgage Loans and (b)(i) 3.50% per annum from the 1st Distribution Date to and including the 30th Distribution Date, and
(iii) 0.00% per annum for each Distribution Date thereafter.

                    With respect to REMIC II Regular Interest II-LTIO-2A, a per annum rate equal to the lesser of (a) the weighted average of the Expense Adjusted Mortgage Rate of the Group II Mortgage Loans and (b) (i) 1.00% per annum from the 1st Distribution Date to and including the 10th Distribution Date and (ii) 0.00% per annum for each Distribution Date thereafter.

                    With respect to REMIC II Regular Interest II-LTIO-2B, a per annum rate equal to the lesser of (a) the weighted average of the Expense Adjusted Mortgage Rate of the Group II Mortgage Loans and (b)(i) 1.00% per annum from the 1st Distribution Date to and including the 20th Distribution Date, and
(ii) 0.00% per annum for each Distribution Date thereafter.

                    With respect to REMIC II Regular Interest II-LTIO-1C, a per annum rate equal to the lesser of (a) the weighted average of the Expense Adjusted Mortgage Rate of the Group II Mortgage Loans and (b)(i) 3.50% per annum from the 1st Distribution Date to and including the 30th Distribution Date, and
(iii) 0.00% per annum for each Distribution Date thereafter.

                    "REMIC II Required Overcollateralization Amount": 1% of the Required Overcollateralization Amount.

                    "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee, for the benefit of the REMIC III Certificateholders pursuant to Section 2.09, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                    "REMIC III Certificate": Any Regular Certificate or Class R Certificate.

                    "REMIC III Certificateholder": The Holder of any REMIC III Certificate.

                    "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                    "Remittance Report": A report by the Securities Administrator pursuant to Section 4.03.

                    "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

                    "REO Disposition": The sale or other disposition of an REO Property on behalf of REMIC I.

                    "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

                    "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section
9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

                    "REO Property": A Mortgaged Property acquired by a Servicer on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in and pursuant to the applicable Servicing Agreement.

                    "Required Overcollateralization Amount": With respect to any Distribution Date (i) prior to the Stepdown Date, $13,254,247.011, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 3.80% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (y) $3,487,959.76, and (iii) on or after the Stepdown Date and a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date.

                    "Reserve Fund": A fund created pursuant to Section 3.27 of this Agreement which shall be an asset of the Trust Fund but which shall not be an asset of any Trust REMIC.

                    "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Securities Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Securities Administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Securities Administrator are quoting on such Interest Determination Date to leading European banks.

                    "Residential Dwelling": Any one of the following: (i) an attached, detached or semi-detached one-family dwelling, (ii) an attached, detached or semi-detached two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, or (iv) an attached, detached or semi-detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

                    "Residual Certificate": Any one of the Class R Certificates.

                    "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

                    "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors (however denominated), the Chairman or Vice Chairman of any Committee of the Board of Directors, the President, the Chairman of any Committee on trust matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                    "S&P": Standard and Poor's, a division of the McGraw-Hill Companies, Inc.

                    "Scheduled Principal Balance": With respect to any Mortgage
Loan: (a) as of the Cut-off Date, the outstanding principal balance of such Mortgage Loan as of such date, net of the principal portion of all unpaid Monthly Payments, if any, due on or before such date; (b) as of any Due Date subsequent to the Cut-off Date up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, minus the sum of (i) the principal portion of each Monthly Payment due on or before such Due Date but subsequent to the Cut-off Date, whether or not received, (ii) all Principal Prepayments received before such Due Date but after the Cut-off Date, (iii) the principal portion of all Liquidation Proceeds and Insurance Proceeds received before such Due Date but after the Cut-off Date, net of any portion thereof that represents principal due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) on a Due Date occurring on or before the date on which such proceeds were received and
(iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation occurring before such Due Date, but only to the extent such Realized Loss represents a reduction in the portion of principal of such Mortgage Loan not yet due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) as of the date of such Deficient Valuation; and (c) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such Mortgage Loan, zero. With respect to any REO Property: (a) as of any Due Date subsequent to the date of its acquisition on behalf of the Trust Fund up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such REO Property, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date in the calendar month in which such REO Property was acquired, minus the aggregate amount of REO Principal Amortization, if any, in respect of such REO Property for all previously ended calendar months; and

(b) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such REO Property, zero.

                    "Securities Administrator": As of the Closing Date, Wells Fargo Bank Minnesota, National Association and thereafter, its respective successors in interest who meet the qualifications of this Agreement. The Securities Administrator and the Master Servicer shall at all times be the same Person.

                    "Seller": Deutsche Bank AG New York Branch or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement and in its capacity as assignor under the Assignment Agreements.

                    "Senior Interest Distribution Amount": With respect to any Distribution Date, an amount equal to the sum of (i) the Interest Distribution Amount for such Distribution Date for the Class A Certificates and the Class A-IO Certificates and (ii) the Interest Carry Forward Amount, if any, for such Distribution Date for the Class A Certificates and the Class A-IO Certificates.

                    "Servicer": Either Fairbanks or WFHM, as applicable, or any successor appointed under the applicable Servicing Agreement.

                    "Servicer Remittance Date": With respect to each Distribution Date shall mean the 18th day of the calendar month in which such Distribution Date occurs or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

                    "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the applicable Servicer in connection with a default, delinquency or other unanticipated event by the applicable Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan and (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property. No Servicer shall be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of such Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                    "Servicing Agreement:" Shall mean either the Fairbanks Servicing Agreement or the WFHM Servicing Agreement.

                    "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one twelfth of the product of the Servicing Fee Rate multiplied by the Scheduled Principal Balance of the Mortgage Loans as of the Due Date in the preceding calendar month. The Servicing Fee is payable solely from collections of interest on the Mortgage Loans.

                    "Servicing Fee Rate": 0.50% per annum.

                    "Servicing Officer": Any officer of the applicable Servicer or Master Servicer involved in, or responsible for, the administration and servicing or master servicing of Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by such Servicer and the Master Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

                    "Single Certificate": With respect to any Class of Certificates (other than the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance of $1,000. With respect to the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

                    "Startup Day": With respect to each Trust REMIC, the day designated as such pursuant to Section 10.01(b) hereof.

                    "Stated Principal Balance": With respect to any Mortgage
Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the applicable Servicer, the Master Servicer or the Trustee (as successor Master Servicer) and distributed pursuant to
Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the applicable Servicer as recoveries of principal in accordance with the provisions of Section 3.26, to the extent distributed pursuant to Section 4.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of REMIC I, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the applicable Servicer, the Master Servicer or the Trustee (as successor Master Servicer) and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

                    "Stepdown Date": The earlier to occur of (i) the later to occur of (a) the Distribution Date occurring in January 2006 and (b) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans but prior to any distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date) is equal to or greater than 32.60% and (ii) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero.

                    "Substitution Shortfall Amount": As defined in Section 2.03(f).

                    "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                    "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

                    "Termination Price": As defined in Section 9.01.

                    "Terminator": As defined in Section 9.01.

                    "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

                    "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                    "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                    "Trigger Event": A Trigger Event has occurred with respect to a Distribution Date if either (x) the Delinquency Percentage exceeds 45% of the Credit Enhancement Percentage or (y) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off exceeds the applicable percentages set forth below with respect to such Distribution Date:

                    Distribution Date                                Percentage
                    -----------------                                ----------
                    January 2006 to December 2006                    3.25%
                    January 2007 to December 2007                    4.75%
                    January 2008 to December 2008                    6.00%
                    January 2009 and thereafter                      7.00%

                    "Trust": ACE Securities Corp., Home Equity Loan Trust, Series 2002-HE3, the trust created hereunder.

                    "Trust REMIC": REMIC I, REMIC II or REMIC III.

                    "Trustee": Bank One, National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

                    "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II, REMIC III, the Reserve Fund and the Excess Net WAC Rate Reserve Fund, and any amounts on deposit therein and any proceeds thereof.

                    "Uncertificated Balance": The amount of the Uncertificated REMIC Regular Interests outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each Uncertificated REMIC Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Balance of the Uncertificated REMIC Regular Interest shall be reduced by all distributions of principal made on such Uncertificated REMIC Regular Interest on such Distribution Date pursuant to Section 4.01 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.04 and the Uncertificated Balance of REMIC II Regular Interest II-LTZZ shall be increased by interest deferrals as provided in Section 4.01(a)(1)(B). The Uncertificated Balance of each Uncertificated REMIC Regular Interest shall never be less than zero.

                    "Uncertificated Interest": With respect to any REMIC I Regular Interest or REMIC II Regular Interest for any Distribution Date, one month's interest at the REMIC II Remittance Rate applicable to such REMIC I Regular Interest or REMIC II Regular Interest for such Distribution Date, accrued on the Uncertificated Balance or Uncertificated Notional Amount, as applicable, thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of the REMIC I Regular Interests or REMIC II Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any Uncertificated REMIC Regular Interest, shall be reduced by an amount equal to the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section
3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any allocated, in each case, to such REMIC I Regular Interest or REMIC II Regular Interest pursuant to Section 1.02. In addition, Uncertificated Interest with respect to each Distribution Date, as to any Uncertificated REMIC Regular Interest, shall be reduced by Realized Losses, if any, allocated to such Uncertificated REMIC Regular Interest pursuant to Section 1.02 and Section 4.04.

                    "Uncertificated Notional Amount:" With respect to REMIC II Regular Interest II- LTIO-1A, REMIC II Regular Interest II-LTIO-1B and REMIC II Regular Interest II-LTIO-1C, an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIO-1. With respect to REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-2C, an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIO-2.

                    "Uncertificated REMIC Regular Interest": A REMIC I Regular Interest or a REMIC II Regular Interest.

                    "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.09.

                    "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations) provided that, for purposes solely of the restrictions on the transfer of any Class R Certificate, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required to be United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter I of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

                    "Value": With respect to any Mortgaged Property, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the value thereof as determined by a review appraisal conducted by the originator of the Mortgage Loan in accordance with such originator's underwriting guidelines, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of the Mortgage Loan of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (2) the value thereof as determined by a review appraisal conducted by the originator of the Mortgage Loan in accordance with such originator's underwriting guidelines, and (B) in the case of a Mortgage Loan originated in connection with a "lease-option purchase," such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination.

                    "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any such Certificate. With respect to any date of determination, 97% of all Voting Rights will be allocated among the holders of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated to the holders of the Class A-IO Certificates in proportion to the then outstanding Notional Amount of their Certificates, 1% of all Voting Rights will be allocated to the holders of the Class P Certificates and 1/3 of 1% of all Voting Rights will be allocated among the holders of each Class of Residual Certificates. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date.

                    "Wells Fargo": Wells Fargo Bank Minnesota, National Association or any successor thereto.

                    "WFHM": Shall mean Wells Fargo Home Mortgage, Inc. or any successor thereto.

                    "WFHM Servicing Agreement": Shall mean the Seller's Warranties and Servicing Agreement, dated as of October 1, 2002, between the Seller and WFHM (as modified pursuant to the related Assignment Agreement).

                    SECTION 1.02.           Allocation of Certain Interest
                                            Shortfalls.

                    For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for the Class A Certificates, the Mezzanine Certificates, the Class A-IO Certificates and the Class CE Certificates for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the applicable Servicer under the related Servicing Agreement or by the Master Servicer pursuant to Section 3.20 and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to the Class CE Certificates based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the Notional Amount thereof and, thereafter, among the Class M-3 Certificates, the Class M-2 Certificates, the Class M-1 Certificates and the Class A Certificates, in that order, in each case on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance or Notional Amount, as applicable of each such Certificate and (2) the aggregate amount of any Realized Losses allocated to the Mezzanine Certificates and Net WAC Rate Carryover Amounts paid to the Class A Certificates and the Mezzanine Certificates incurred for any Distribution Date shall be allocated to the Class CE Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount thereof.

                    For purposes of calculating the amount of Uncertificated Interest for the REMIC I Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls to the extent not covered by payments pursuant to Section 3.20 and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated (i) with respect to the Group I Mortgage Loans, first, to REMIC I Regular Interest I-LT1 and then to REMIC I Regular Interest I-LTIO-1, in each case to the extent of one month's interest at the then applicable respective REMIC I Remittance Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC I Interest; and (ii) with respect to the Group II Mortgage Loans, first, to REMIC I Regular Interest I-LT2 and then to REMIC I Regular Interest I-LTIO-2, in each case to the extent of one month's interest at the then applicable respective REMIC I Remittance Rate on the respective Uncertificated Balance of each such Uncertificated REMIC I Interest.

                    For purposes of calculating the amount of Uncertificated Interest for the REMIC II Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the applicable Servicer pursuant to the related Servicing Agreement or the Master Servicer pursuant to Section 3.20) and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Interest payable to REMIC II Regular Interest II-LTAA and REMIC II Regular Interest II-LTZZ up to an aggregate amount equal to the REMIC II Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC II Regular Interest II-LTAA, REMIC II Regular Interest II-LTA1, REMIC II Regular Interest II-LTA2A, REMIC II Regular Interest II- LTA2B, REMIC II Regular Interest II-LTA2C, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTM3 and REMIC II Regular Interest II-LTZZ, PRO RATA based on, and to the extent of, one month's interest at the then applicable respective REMIC I Remittance Rate on the respective Uncertificated Balance of each such REMIC II Regular Interest.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

                    SECTION 2.01.           Conveyance of the Mortgage Loans.

                    The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse, for the benefit of the Certificateholders, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement and the Assignment Agreements (including, without limitation the right to enforce the obligations of the other parties thereto thereunder), and all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received by the Depositor or the applicable Servicer on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date). The Depositor herewith delivers to the Trustee executed copies of the Mortgage Loan Purchase Agreement, the Servicing Agreements and Assignment Agreements.

                    In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Custodian pursuant to the Custodial Agreement the documents with respect to each Mortgage Loan as described under Section 2 of the Custodial Agreement (the "Mortgage Loan Documents"). In connection with such delivery and as further described in the Custodial Agreement, the Custodian will be required to review such Mortgage Loan Documents and deliver to the Trustee, the Depositor, the Master Servicer and the Seller certifications (in the forms attached to the Custodial Agreement) with respect to such review with exceptions noted thereon. In addition, the Depositor under the Custodial Agreement will have to cure certain defects with respect to the Mortgage Loan Documents for the related Mortgage Loans after the delivery thereof by the Depositor to the Custodian as more particularly set forth therein.

                    SECTION 2.02.           Acceptance of REMIC I by Trustee.

                    The Trustee acknowledges receipt, subject to the provisions of Section 2.01 hereof and Section 2 of the Custodial Agreement, of the Mortgage Loan Documents and all other assets included in the definition of "REMIC I" under clauses (i), (iii), (iv) and (v) (to the extent of amounts deposited into the Distribution Account) and declares that it holds (or the Custodian on its behalf holds) and will hold such documents and the other documents delivered to it constituting a Mortgage Loan Document, and that it holds (or the Custodian on its behalf holds) or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders.

                    SECTION 2.03.           Repurchase or Substitution of
                                            Mortgage Loans.

                    (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File or of a breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially and adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Trustee shall promptly notify the Seller and the Master Servicer of such defect, missing document or breach and request that the Seller deliver such missing document, cure such defect or breach within 60 days from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from REMIC I at the Purchase Price within 90 days after the date on which the Seller was notified of such missing document, defect or breach, if and to the extent that the Seller is obligated to do so under the related Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Master Servicer Collection Account and the Trustee, upon receipt of written certification from the Master Servicer of such deposit, shall release or cause the Custodian to release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto, and the Trustee shall not have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Seller may cause such Mortgage Loan to be removed from REMIC I (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(b). It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee and the Certificateholders.

                    In addition, promptly upon the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of the representation or covenant of the Seller set forth in Section 5(xiv) of the Mortgage Loan Purchase Agreement which materially and adversely affects the interests of the Holders of the Class P Certificates in any Prepayment Charge, the Master Servicer shall promptly notify the Seller and the Trustee of such breach. The Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to remedy such breach to the extent and in the manner set forth in the Mortgage Loan Purchase Agreement.

                    (b) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the date which is two years after the Startup Day for REMIC I.

                    As to any Deleted Mortgage Loan for which the Seller, substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee or the Custodian on behalf of the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2 of the Custodial Agreement, as applicable, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Custodian on behalf of the Trustee shall acknowledge receipt of such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents and deliver to the Depositor, the Trustee and the Master Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, an initial certification pursuant to the Custodial Agreement, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Custodian on behalf of the Trustee shall deliver to the Depositor, the Trustee and the Master Servicer a final certification pursuant to the Custodial Agreement with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of REMIC I and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee and the Master Servicer. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the related Mortgage Loan Purchase Agreement including all applicable representations and warranties thereof included herein or in the Mortgage Loan Purchase Agreement.

                    For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Scheduled Principal Balance thereof as of the date of substitution, together with one month's interest on such Scheduled Principal Balance at the applicable Net Mortgage Rate, plus all outstanding P&I Advances and Servicing Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) related thereto. On the date of such substitution, the Seller will deliver or cause to be delivered to the Master Servicer for deposit in the Master Servicer Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee or the Custodian on behalf of the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Master Servicer of such deposit, shall release to the Seller the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

                    In addition, the Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any Trust REMIC, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or (b) any Trust REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                    (c) Upon discovery by the Depositor, the Seller, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 2.03(f), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be made by (i) the Seller if the affected Mortgage Loan's status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Seller under the Mortgage Loan Purchase Agreement or (ii) the Depositor, if the affected Mortgage Loan's status as a non-qualified mortgage is a breach of no representation or warranty. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a). The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

                    (d) With respect to a breach of the representations made pursuant to Section 5(xiv) of the Mortgage Loan Purchase Agreement that materially and adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Seller shall be required to take the actions set forth in this Section 2.03.

                    (e) Within 90 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of any representation, warranty or covenant of the Master Servicer set forth in Section
2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan or Prepayment Charge, the Master Servicer shall cure such breach in all material respects.

                    SECTION 2.04.           [Reserved].

                    SECTION 2.05. Representations, Warranties and Covenants of the Master Servicer.

                    The Master Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders and the Depositor that as of the Closing Date or as of such date specifically provided herein:

                           (i) The Master Servicer is a national banking
                    association duly formed, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer;

                           (ii) The Master Servicer has the full power and
                    authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                           (iii) The execution and delivery of this Agreement by
                    the Master Servicer, the consummation by the Master Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of charter and by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;

                           (iv)     [Reserved];

                           (v) The Master Servicer does not believe, nor does it
                    have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

                           (vi)     [Reserved];

                           (vii) No litigation is pending against the Master
                    Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to perform any of its other obligations hereunder in accordance with the terms hereof,

                           (viii) There are no actions or proceedings against,
                    or investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement; and

                           (ix) No consent, approval, authorization or order of
                    any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

                    It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall inure to the benefit of the Trustee, the Depositor and the Certificateholders.

                    SECTION 2.06. Issuance of the REMIC I Regular Interests and the Class R-I
                                            Interest.

                    The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to the Custodian on its behalf of the Mortgage Loan Documents, subject to the provisions of Section 2.01 and Section 2.02 hereof and Section 2 of the Custodial Agreement, together with the assignment to it of all other assets included in REMIC I, the receipt of which is hereby acknowledged. The interests evidenced by the Class R-I Interest, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I. The rights of the Holders of the Class R-I Interest and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Interest and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Interest and the REMIC I Regular Interests, shall be as set forth in this Agreement.

                    SECTION 2.07. Conveyance of the REMIC I Regular Interests; Acceptance of REMIC II by the Trustee.

                    The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Class R-II Interest and REMIC II (as holder of the REMIC I Regular Interests). The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the Class R-II Interest and REMIC II (as holder of the REMIC I Regular Interests). The rights of the Holders of the Class R-II Interest and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Interest and REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Interest and the REMIC II Regular Interests, shall be as set forth in this Agreement.

                    SECTION 2.08. Conveyance of the REMIC II Regular Interests; Acceptance of REMIC III by the Trustee.

         The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests for the benefit of the Class R-III Interest and REMIC III (as holder of the REMIC II Regular Interests). The Trustee acknowledges receipt of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the Class R-III Interest and REMIC III (as holder of the REMIC II Regular Interests). The rights of the Holder of the Class R-III Interest and REMIC III (as holder of the REMIC II Regular Interests) to receive distributions from the proceeds of REMIC III in respect of the Class R-III Interest and REMIC III Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-III Interest and the REMIC III Regular Interests, shall be as set forth in this Agreement. The Class R-III Interest and the REMIC III Regular Interests shall constitute the entire beneficial ownership interest in REMIC III.

         SECTION 2.10.              Issuance of Class R Certificates.

         The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and the REMIC II Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations. The Class R Certificates evidence ownership in the Class R-I Interest, the Class R-II Interest and the Class R-III Interest.

         SECTION 2.11               Establishment of the Trust.

         The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "ACE Securities Corp., Home Equity Loan Trust, Series 2002-HE3" and does hereby appoint Bank One, National Association, as Trustee in accordance with the provisions of this Agreement.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                         OF THE MORTGAGE LOANS; ACCOUNTS

         SECTION 3.01. MASTER SERVICER. The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in
Section 4.02 and any other information and statements required to be provided by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Master Servicer Collection Account pursuant to the applicable Servicing Agreements.

         Notwithstanding anything in this Agreement, any Servicing Agreement or any Credit Risk Management Agreement to the contrary, neither the Master Servicer nor the applicable Servicer shall have any duty or obligation to enforce any Credit Risk Management Agreement or to supervise, monitor or oversee the activities of the Credit Risk Manager under its Credit Risk Management Agreement with respect to any action taken or not taken by the applicable Servicer or the Master Servicer pursuant to a recommendation of the Credit Risk Manager.

         The Trustee shall furnish the Servicers and the Master Servicer with any limited powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicers and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Trustee shall have no responsibility for any action of the Master Servicer or any Servicer pursuant to any such limited power of attorney.

         The Trustee, the Custodian and the Securities Administrator shall provide access to the records and documentation in possession of the Trustee, the Custodian or the Securities Administrator regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee, the Custodian or the Securities Administrator; provided, however, that, unless otherwise required by law, none of the Trustee, the Custodian or the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee, the Custodian and the Securities Administrator shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's, the Custodian's or the Securities Administrator's actual costs.

         The Trustee shall execute and deliver to the related Servicer or the Master Servicer upon request any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or any other Mortgage Loan Document; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or any other Mortgage Loan Document or otherwise available at law or equity.

         SECTION 3.02. REMIC-RELATED COVENANTS. For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Seller, the related Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreements or the Assignment Agreements or Section 2.03 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a Opinion of Counsel stating that such contribution will not result in an Adverse REMIC Event as deferred in Section 10.01(f) hereof.

         SECTION 3.03. MONITORING OF SERVICERS. (a) The Master Servicer shall be responsible for monitoring the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of any Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Seller and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

                  (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Mortgage Loans or to cause the Trustee to enter in to a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

                  (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account.

                  (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

                  (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

         SECTION 3.04. FIDELITY BOND. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

         SECTION 3.05. POWER TO ACT; PROCEDURES. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not permit any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not would cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC or result in the imposition of a tax upon REMIC I, REMIC II or REMIC III, as the case may be. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer or applicable Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 8.10 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

         SECTION 3.06. DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on- sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

         SECTION 3.07. RELEASE OF MORTGAGE FILES. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will, if required under the applicable Servicing Agreement, promptly furnish to the Custodian, on behalf of the Trustee, two copies of a request for release substantially in the form attached to the Custodial Agreement attached to the signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Master Servicer pursuant to Section 3.22 or by the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited) and shall request that the

Custodian, on behalf of the Trustee, deliver to the applicable Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the applicable Servicer and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Master Servicer Collection Account.

                  (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of a Servicer or the Master Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form attached to the Custodial Agreement (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the Servicer or the Master Servicer.

         SECTION 3.08. DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER SERVICER TO BE HELD FOR TRUSTEE.

                  (a) The Master Servicer shall transmit and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, the applicable Servicing Agreement, to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain or withdraw from the Master Servicer Collection Account the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and (to the extent provided in the applicable Servicing Agreement) shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

                  (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

         SECTION 3.09. STANDARD HAZARD INSURANCE AND FLOOD INSURANCE POLICIES.

                  (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

                  (b) Pursuant to Sections 3.22 and 3.23, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer Collection Account, subject to withdrawal pursuant to Sections 3.24 and 3.26. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 3.24 and 3.26.

         SECTION 3.10. PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS. The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master

Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable insurance policy need not be so deposited (or remitted).

         SECTION 3.11. MAINTENANCE OF THE PRIMARY MORTGAGE INSURANCE POLICIES.

                  (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any primary mortgage insurance policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any primary mortgage insurance policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

                  (b) The Master Servicer agrees to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any primary mortgage insurance policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any primary mortgage insurance policies respecting defaulted Mortgage Loans. Pursuant to Sections 3.22 and 3.23, any amounts collected by the Master Servicer or any Servicer under any primary mortgage insurance policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to Sections 3.24 and 3.26.

         SECTION 3.12. TRUSTEE TO RETAIN POSSESSION OF CERTAIN INSURANCE POLICIES AND DOCUMENTS.

                  The Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates has been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee or the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement and the Custodial Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee or the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any certificates of renewal, and such other documents or instruments that constitute Mortgage Loan Documents that come into the possession of the Master Servicer from time to time.

         SECTION 3.13. REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

         SECTION 3.14. COMPENSATION FOR THE MASTER SERVICER.

                  (a) In addition to the Master Servicer's right to receive its Master Servicing Fee, pursuant to Article IV all income and gain realized from any investment of funds in the Master Servicer Collection Account and the Distribution Account shall be for the benefit of the Master Servicer as compensation. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any Prepayment Charges) shall be retained by the applicable Servicer and shall not be deposited in the Protected Account. The Master Servicer will be entitled to retain, as additional compensation, any interest remitted by a Servicer in connection with a Principal Prepayment in full or otherwise in excess of amounts required to be remitted to the Master Servicer Collection Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

                  (b) The amount of the aggregate compensation payable as set forth in Section 3.14(a) (the "Master Servicing Compensation") to the Master Servicer in respect of any Distribution Date shall be reduced in accordance with
Section 3.20.

         SECTION 3.15. REO PROPERTY.

                  (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Further, the Master Servicer shall, to the extent provided in the related Servicing Agreement, cause the applicable Servicer to sell any REO Property prior to three years after the end of the calendar year of its acquisition by REMIC I unless
(i) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the applicable Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. The Master Servicer shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to protect and conserve, such REO Property in the manner and to the extent required by the applicable

Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

                  (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

                  (c) The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

                  (d) To the extent provided in the related Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the related Master Servicer Collection Account on the next succeeding Remittance Date.

         SECTION 3.16. ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

                  (a) The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before May 31 of each year, commencing on May 31, 2003, an Officer's Certificate signed by a Servicing Officer, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

                  (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

         SECTION 3.17. ANNUAL INDEPENDENT ACCOUNTANT'S SERVICING REPORT. If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Seller on or before May 31 of each year, commencing on May 31, 2003 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and
(iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

         SECTION 3.18. REPORTS FILED WITH SECURITIES AND EXCHANGE COMMISSION.
(a) Within 15 days after each Distribution Date, the Master Servicer shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2003, the Master Servicer shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to March 30, 2003 and annually thereafter (if required), the Master Servicer shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10K shall include, to the extent available, as exhibits (i) each applicable Servicer's annual statement of compliance described under the related Servicing Agreement, (ii) each applicable Servicer's accountants report described under the related Servicing Agreement,
(iii) the Master Servicer's accountant's report described in Section 3.17, if applicable, in each case to the extent timely delivered, if applicable, to the Master Servicer, and (iv) a written certification (in the form attached hereto as Exhibit C) signed by an officer of the Master Servicer that complies with the Sarbanes-Oxley Act of 2002 as in effect on the date of this Agreement and the August 27, 2002, Statement by the Staff of the Division of Corporation Finance of the Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a- 14 and 15d-14 as in effect as of the date of this Agreement. If items
(i) and (ii) in the preceding sentence are not timely delivered, the Master Servicer shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Master Servicer. The Depositor hereby grants to the Master Servicer a limited power of attorney to execute and file each Form 8-K and Form 10-K on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Master Servicer from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor and the Trustee each agree to promptly furnish to the Master Servicer, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Master Servicer reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Master Servicer will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Master Servicer under the Exchange Act shall be sent to the Depositor.

                  (b) The Master Servicer shall indemnify and hold harmless the Depositor, the Trustee and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Master Servicer's obligations under this Section 3.18 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. Fees and expenses incurred by the Master Servicer in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

         SECTION 3.19. UCC. The Depositor agrees to file continuation statements for any Uniform Commercial Code financing statements which the Seller has informed the Depositor were filed on the Closing Date in connection with the Trust. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         SECTION 3.20. OBLIGATION OF THE MASTER SERVICER IN RESPECT OF PREPAYMENT INTEREST SHORTFALLS. The Master Servicer shall deposit in the Master Servicer Collection Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicers under the Servicing Agreements with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Distribution Date, and not so paid by the related Servicers and (ii) the Master Servicing Compensation for such Distribution Date without reimbursement therefor.

         SECTION 3.21. RESERVED.

         SECTION 3.22. PROTECTED ACCOUNTS. (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Protected Account. Each Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by the related Servicing Agreement. To the extent provided in the related Servicing Agreement, the Protected Account shall be held in a Designated Depository Institution and segregated on the books of such institution in the name of the Trustee for the benefit of Certificateholders.

                  (b) To the extent provided in the related Servicing Agreement, amounts on deposit in a Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 3.22 shall be paid to the related Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Servicer. The related Servicer (to the extent provided in the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

                  (c) To the extent provided in the related Servicing Agreement and subject to this Article III, on or before each Servicer Remittance Date, the related Servicer shall withdraw or shall cause to be withdrawn from the Protected Accounts and shall immediately deposit or cause to be deposited in the Master Servicer Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

                           (i) Monthly Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicers pursuant to the Servicing Agreements which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fees;

                           (ii) Principal Prepayments, Liquidation Proceeds received by the Servicers with respect to such Mortgage Loans in the related Prepayment Period, Compensating Interest and the amount of any related Prepayment Charges; and

                           (iii)    Any amount to be used as a P&I Advance.

                  (d) Withdrawals may be made from an Account only to make remittances as provided in Section 3.22(c), 3.23 and 3.24 or as otherwise provided in the Servicing Agreements; to reimburse the Master Servicer or a Servicer for P&I Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 9.01. As provided in Sections 3.22(c) and 3.23(b) or as otherwise provided in the Servicing Agreements certain amounts otherwise due to the Servicers may be retained by them and need not be deposited in the Master Servicer Collection Account.

         SECTION 3.23. MASTER SERVICER COLLECTION ACCOUNT. (a) The Master Servicer shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Master

Servicer Collection Account as a segregated trust account or accounts. The Master Servicer will deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

                           (i) Any amounts withdrawn from a Protected Account;

                           (ii) Any P&I Advance and any amounts in respect of Prepayment Interest Shortfalls;

                           (iii) Any Insurance Proceeds or Liquidation Proceeds received by or on behalf of the Master Servicer;

                           (iv) The Repurchase Price with respect to any Mortgage Loans purchased by the Seller pursuant to
                           Section 2.03 and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Class CE Certificateholder or its designee pursuant to Section 9.01;

                           (v) Any amounts required to be deposited with respect to losses on investments of deposits in an Account; and

                           (vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

                  (c) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Master Servicer Collection Account or the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges, need not be credited by the Master Servicer or the related Servicer to the Distribution Account or the Master Servicer Collection Account, as applicable. In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

                  (d) The amount at any time credited to the Master Servicer Collection Account shall be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the Business Day immediately preceding the Distribution Date. Any and all investment earnings from the Master Servicer Collection Account shall be paid to the Master Servicer. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the Business Day prior to the Distribution Date on which the moneys so invested are required to be remitted to the Trustee.

         SECTION 3.24. PERMITTED WITHDRAWALS AND TRANSFERS FROM THE MASTER SERVICER COLLECTION ACCOUNT. (a) The Master Servicer will, from time to time, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Servicing Agreements. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section 9.01 and remove amounts from time to time deposited in error.

                  (b) On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account to pay itself as provided in Section
3.14 and to pay any expenses recoverable by the Trustee, the Securities Administrator or the Master Servicer pursuant to Sections 3.03, 6.03, 8.05 and 10.01.

                  (c) In addition, on the Distribution Account Deposit Date, the Master Servicer shall deposit in the Distribution Account (or remit to the Trustee for deposit therein) any P&I Advances required to be made by the Master Servicer with respect to the Mortgage Loans.

                  (d) No later than 3:00 p.m. New York time on each Distribution Account Deposit Date, the Master Servicer will transfer to the Trustee in immediately available funds for deposit in the Distribution Account, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Master Servicer Collection Account; provided, however that if the Distribution Account Deposit Date is deemed to occur on the Distribution Date as provided in the proviso to the definition of Distribution Account Deposit Date in Article I hereof, the Master Servicer shall transfer such funds to the Trustee no later than 10:00 a.m. New York time on such Distribution Account Deposit Date.

         SECTION 3.25. DISTRIBUTION ACCOUNT. (a) The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

                  (b) All amounts deposited to the Distribution Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

                  (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Trustee and held by the Trustee in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee (whether made directly, or indirectly through a liquidator or receiver of the Trustee). The amount at any time credited to the Distribution Account shall be invested in the name of the Master Servicer, in such Permitted Investments selected by the Master Servicer or deposited in demand deposits with such depository institutions as selected by the Master Servicer, provided that time deposits of such depository institutions would be a Permitted Investment. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account or benefit from funds uninvested therein from time to time shall be for the account of the Master Servicer. The Master Servicer shall be permitted to receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer shall deposit such amount in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

         SECTION 3.26. PERMITTED WITHDRAWALS AND TRANSFERS FROM THE DISTRIBUTION ACCOUNT. (a) The Trustee will, from time to time on demand of the Master Servicer or the Securities Administrator make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer or the Securities Administrator has designated for such transfer or withdrawal pursuant to the Servicing Agreements for the following purposes, not in any order of priority, (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account in accordance with the terms of this Agreement):

                           (i) to reimburse the Master Servicer or any Servicer for any P&I Advance of its own funds or any advance of such Servicer's own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such P&I Advance or advance was made;

                           (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                           (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer or such Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (x) of this Subsection (a) to the Master Servicer or such Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                           (iv) to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (x) of this Subsection (a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                           (v) to pay the Master Servicer or any Servicer from the Repurchase Price for any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (x) of this Subsection (a) as servicing compensation;

                           (vi) to reimburse the Master Servicer or any Servicer for advances of funds, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                           (vii) to reimburse the Master Servicer or any Servicer for any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the P&I Advance or Servicing Advance has not been reimbursed pursuant to clauses (i) and
                           (vi);

                           (viii) to pay the Credit Risk Management Fee to the Credit Risk Manager;

                           (ix) to pay the Servicing Fee to the Servicers and the Master Servicing Fee to the Master Servicer for such Distribution Date and the amount of any income or gain realized from investments of funds on deposit in the Distribution Account pursuant to Section 3.14 hereof; to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 6.03 and 10.01;

                           (x) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the related Servicer;

                           (xi) to reimburse or pay any Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing

                           Agreement, or to reimburse or pay any Advance Facility Counterparty to the extent provided in
                           Section 3.32 hereof;

                           (xii) to reimburse the Trustee and the Securities Administrator for expenses, costs and liabilities incurred by or reimbursable to such parties pursuant to this Agreement;

                           (xiii) to reimburse the Custodian for expenses, costs and liabilities incurred or reimbursable to it pursuant to the Custodial Agreement and the reimburse the related Servicer all out-of-pocket expenses in connection with any recording of an assignment of Mortgage pursuant to Section 2(i) of the Custodial Agreement;

                           (xiv) to remove amounts deposited in error; and

                           (xv) to clear and terminate the Distribution Account pursuant to Section 9.01.

                  (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through (vi), inclusive, and (viii) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 3.23(b).

                  (c) On each Distribution Date, the Trustee shall distribute the Available Distribution Amount to the Holders of the Certificates in accordance with Section 4.01 and the applicable instructions of the Securities Administrator.

                  SECTION 3.27 Reserve Fund.

                  (a) No later than the Closing Date, the Trustee shall establish and maintain a separate, segregated trust account titled, "Reserve Fund, Bank One, National Association, in trust for the registered holders of ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE3, Asset Backed Pass-Through Certificates." On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Reserve Fund $1,000. In addition, the amount deposited in the Reserve Fund shall be increased by any payments received by the Trustee under the Cap Contract and deposited into Reserve Fund the for the benefit of the Class A-2 Certificates and the Class M Certificates.

                  (b) On each Distribution Date as to which there is a Net WAC Rate Carryover Amount payable to the Class A Certificates or the Mezzanine Certificates, the Trustee has been directed by the Class CE Certificateholders to, and therefore will, deposit into the Reserve Fund the amounts described in
Section 4.01(a)(4)(xii), rather than distributing such amounts to the Class CE Certificateholders. On each such Distribution Date, the Trustee shall hold all such amounts for the benefit of the Holders of the Class A Certificates and the Mezzanine Certificates, and will distribute such amounts to the Holders of the Class A Certificates and the Mezzanine Certificates in the amounts and priorities set forth in Section 4.01(a). If no Net WAC Rate Carryover Amounts are payable on a Distribution Date, the Trustee shall deposit into the Reserve Fund on behalf of the Class CE Certificateholders, from amounts otherwise distributable to the Class CE Certificateholders, an amount such that when added to other amounts already on deposit in the Reserve Fund, the aggregate amount on deposit therein is equal to $1,000.

                  (c) For federal and state income tax purposes, the Class CE Certificateholders will be deemed to be the owners of the Reserve Fund and all amounts deposited into the Reserve Fund (other than the initial deposit therein of $1,000) shall be treated as amounts distributed by REMIC III to the Holders of the Class CE Certificates. Upon the termination of the Trust Fund, or the payment in full of the Class A Certificates and the Mezzanine Certificates, all amounts remaining on deposit in the Reserve Fund will be released by the Trust Fund and distributed to the Class CE Certificateholders or their designees. The Reserve Fund will be part of the Trust Fund but not part of any REMIC and any payments to the Holders of the Class A Certificates or the Mezzanine Certificates of Net WAC Rate Carryover Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860(G)(a)(1).

                  (d) By accepting a Class CE Certificate, each Class CE Certificateholder hereby agrees to direct the Trustee, and the Trustee hereby is directed, to deposit into the Reserve Fund the amounts described above on each Distribution Date as to which there is any Net WAC Rate Carryover Amount rather than distributing such amounts to the Class CE Certificateholders. By accepting a Class CE Certificate, each Class CE Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

                  (e) At the direction of the Holders of a majority in Percentage Interest in the Class CE Certificates, the Trustee shall direct any depository institution maintaining the Reserve Fund to invest the funds in such account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee or an Affiliate manages or advises such investment. If no investment direction of the Holders of a majority in Percentage Interest in the Class CE Certificates with respect to the Reserve Fund is received by the Trustee, the Trustee shall invest the funds in such account in Permitted Investments managed by the Trustee or an Affiliate of the kind described in clause (vi) of the definition of Permitted Investments. All income and gain earned upon such investment shall be deposited into the Reserve Fund.

                  (f) For federal tax return and information reporting, the right of the Class A Certificateholders and the Mezzanine Certificateholders to receive payments from the Reserve Fund in respect of any Net WAC Rate Carryover Amount shall be assigned a value of zero.

                  SECTION 3.28 Duties of the Credit Risk Manager.

                  For and on behalf of the Depositor and the Trustee, the Credit Risk Manager will provide reports and recommendations concerning Mortgage Loans that are past due, as to which there has been commencement of foreclosure, as to which there has been forbearance in exercise of remedies which are in default, as to which a Mortgagor is the subject of bankruptcy, receivership, or an arrangement of creditors, or as to which have become REO Properties, and as to the collection of any Prepayment Charges with respect to the Mortgage Loans. Such reports and recommendations will be based upon information provided to the Credit Risk Manager pursuant to the Credit Risk Management Agreement and the Credit Risk Manager shall look solely to the related Servicer for all information and data (including loss and delinquency information and data) and loan level information and data relating to the servicing of the Mortgage Loans. If it is determined that the duties of the Credit Risk Manager hereunder are no longer permissible under applicable law, the Depositor shall terminate the Credit Risk Manager and cause the appointment of a successor Credit Risk Manager. Upon any termination of the Credit Risk Manager or the appointment of a successor Credit Risk Manager, the Depositor shall give written notice thereof to the Master Servicer, the Servicers, the Trustee and each Rating Agency. Notwithstanding the foregoing, the termination of the Credit Risk Manager pursuant to this Section 3.28 shall not become effective until the appointment of a successor Credit Risk Manager.

                  SECTION 3.29 Limitation Upon Liability of the Credit Risk Manager.

                  Neither the Credit Risk Manager, nor any of the directors, officers, employees or agents of the Credit Risk Manager, shall be under any liability to the Trustee, the Certificateholders or the Depositor for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, in reliance upon information provided by a Servicer under the Credit Risk Management Agreement or of errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in its performance of its duties under this Agreement or the Credit Risk Management Agreement. The Credit Risk Manager and any director, officer, employee or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by any Servicer pursuant to the Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.




                  SECTION 3.30 Removal of the Credit Risk Manager.

         The Credit Risk Manager may be removed as Credit Risk Manager by Certificateholders holding not less than 66 2/3% of the Voting Rights in the Trust Fund, in the exercise of its or their sole discretion. The Certificateholders shall provide written notice of the Credit Risk Manager's removal to the Trustee. Upon receipt of such notice, the Trustee shall provide written notice to the Credit Risk Manager of its removal, which shall be effective upon receipt of such notice by the Credit Risk Manager.

                  SECTION 3.31 Prepayment Penalty Verification.

         On or prior to each Servicer Remittance Date, each Servicer shall, to the extent provided in the respective Servicing Agreement, provide in an electronic format acceptable to the Master Servicer the data necessary for the Master Servicer to perform its verification duties set forth in this Section
3.31. The Master Servicer or a third party reasonably acceptable to the Master Servicer and the Depositor (the "Verification Agent") will perform such verification duties and will use its best efforts to issue its findings in a report (the "Verification Report") delivered to the Master Servicer and the Depositor within ten (10) Business Days following the related Distribution Date; provided, however, that if the Verification Agent is unable to issue the Verification Report within ten (10) Business Days following the Distribution Date, the Verification Agent may issue and deliver to the Master Servicer and the Depositor the Verification Report upon the completion of its verification duties. The Master Servicer shall forward the Verification Report to the respective Servicer and shall notify such Servicer if the Master Servicer has determined that such Servicer did not deliver the appropriate Prepayment Charges to the Master Servicer in accordance with the respective Servicing Agreement. Such written notification from the Master Servicer shall include the loan number, prepayment penalty code and prepayment penalty amount as calculated by the Master Servicer or the Verification Agent, as applicable, of each Mortgage Loan for which there is a discrepancy. If the respective Servicer agrees with the verified amounts, such Servicer shall adjust the immediately succeeding Remittance Report and the amount remitted to the Master Servicer with respect to prepayments accordingly. If the respective Servicer disagrees with the determination of the Master Servicer, such Servicer shall, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support such Servicer's position. The respective Servicer and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Servicer Remittance Date, and such Servicer will indicate the effect of such resolution on the related Remittance Report and shall adjust the amount remitted with respect to prepayments on such Servicer Remittance Date accordingly.

         During such time as the respective Servicer and the Master Servicer are resolving discrepancies with respect to the Prepayment Charges, no payments in respect of any disputed Prepayment Charges will be remitted to the Master Servicer Collection Account and the Master Servicer shall not be obligated to remit such payments, unless otherwise required pursuant to Section 7.01 hereof. In connection with such duties, the Master Servicer shall be able to rely solely on the information provided to it by the respective Servicer in accordance with this Section. The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the respective Servicer.

         SECTION 3.32 Servicing Advance Facility

         (a) Each Servicer is hereby authorized to enter into any facility with any Person (any such Person, an "Advance Facility Counterparty") which provides that the Servicer may pledge or sell its rights to receive reimbursement of P&I Advances and Servicing Advances pursuant to this Agreement ("Advance Reimbursement Rights") pursuant to credit facilities, repurchase facilities, or similar facilities providing liquidity for the funding of Servicing Advances or P&I Advances (collectively "Advances"), including facilities providing that such Advance Facility Counterparty may make all or a portion of the Advances (any such facility, an "Advance Facility"), although no Advance Facility shall reduce or otherwise affect the Servicer's obligations to fund such Advances. If so required pursuant to the terms of an Advance Facility, to the extent that an Advance Facility Counterparty makes all or a portion of any Advance, the Advance Facility Counterparty and the Servicer shall provide the Master Servicer and the Trustee with notice acknowledged by the Servicer that such Advance Facility Counterparty is entitled to reimbursement, such Advance Facility Counterparty shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided. Such notice from the Advance Facility Counterparty and the Servicer must specify the amount of the reimbursement. The Trustee and the Master Servicer shall be entitled to rely without independent investigation on the Advance Facility Counterparty's statement with respect to the amount of any reimbursement pursuant to this Section 3.31 and with respect to the Advance Facility Counterparty's statement with respect to the Section of this Agreement which permits the Advance to be reimbursed. An Advance Facility Counterparty whose obligations are limited to the making of Advances will not be deemed to be a Subservicer under this Agreement.

         (b) If so required pursuant to the terms of an Advance Facility, the Servicer may direct, and if so directed the Trustee and the Master Servicer are hereby authorized to and shall pay or cause to be paid to the Advance Facility Counterparty (i) reimbursements for Advances; and (ii) all or such portion of the Servicing Fee as may be so specified in the Advance Facility, that would otherwise be payable to the Servicer pursuant to this Agreement or the Servicing Agreement.

         (c) Upon request of the Servicer, the Trustee and the Master Servicer agrees to execute such acknowledgments, certificates, and other documents recognizing the interests of any Advance Facility Counterparty in such Advance Reimbursement Rights as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section, and such other documents in connection with such Advance Facilities as may be reasonably requested from time to time by any Advance Facility Counterparty. The implementation of the arrangement described in this Section shall not require the consent of Certificateholders, Certificate Owners, the Master Servicer or the Trustee.

         (d) All Advances shall be deemed made and shall be reimbursed on a basis of the length of time since such Advance was made (with the most outstanding Advance being reimbursed first).

         SECTION 3.33. Excess Net WAC Rate Reserve Fund.

                  No later than the Closing Date, the Trustee shall establish and maintain a separate, segregated trust account titled, "Net WAC Rate Reserve Fund, Bank One, National Association, in trust for registered holders of ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE3."

                  On each Distribution Date as to which there is an Excess Group Net WAC Pass- Through Rate Amount payable on the Class A Certificates or the Class CE Certificates, the Trustee has been directed by the Class A Certificateholders to, and therefore shall, deposit into the Excess Net WAC Rate Reserve Fund, the Excess Pool Net WAC Pass-Through Rate Amount, rather than distributing such amounts to the applicable Class A Certificateholders. On each such Distribution Date, the Trustee shall hold all such amounts for the benefit of the holders of the applicable Class A Certificates or the Class CE Certificates, and shall distribute such amounts to the holders of the applicable Class A Certificates and/or the Class CE Certificates to the extent of the Excess Pool Net WAC Pass-Through Rate Amount.

                  For federal and state income tax purposes, the Class CE Certificateholders will be deemed to be the owners of the Excess Net WAC Rate Reserve Fund and all amounts deposited into the Excess Net WAC Rate Reserve Fund shall be treated as amounts distributed by REMIC III to the holders of the Class CE Certificates. Upon the termination of the Trust Fund, or the payment in full of the Class A Certificates, all amounts remaining on deposit in the Excess Net WAC Rate Reserve Fund shall be released by the Trust Fund and distributed to the Class CE Certificateholders or their designees. The Excess Net WAC Rate Reserve Fund shall be part of the Trust Fund but not part of any Trust REMIC and any payments to the holders of the Class A Certificates or the Class CE Certificates of Excess Group Net WAC Pass-Through Rate Amount will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860(G)(a)(1).

                  By accepting a Class A Certificate, such Certificateholders hereby agree to direct the Trustee, and the Trustee hereby is directed, to deposit into the Excess Net WAC Rate Reserve Fund the amounts described above on each Distribution Date as to which there is any Excess Pool Net WAC Pass-Through Rate Amount rather than distributing such amounts to the Class A Certificateholders, as applicable. By accepting a Class A Certificate, each such Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

                  Amounts on deposit in the Excess Net WAC Rate Reserve Fund will remain uninvested.

                  For federal tax return and information reporting, the right of the Class A Certificateholders and the Class CE Certificates to receive payments from the Excess Net WAC Rate Reserve Fund in respect of any Excess Pool Net WAC Pass-Through Rate Amount shall be assigned a value of zero.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

         SECTION 4.01 Distributions.

                  (a)(1)(A) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R Certificates, in respect of the Class R-I Interest, as the case may be:

                  (i) first, to the Holders of REMIC I Regular Interest I-LTIO-1 and REMIC I Regular Interest I-LTIO-2 in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to the Holders of REMIC I Regular Interest I-LT1, REMIC I Regular Interest I-LT2 and I-LTP, in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (ii) to the Holders of the REMIC I Regular Interest I-LTP, on the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause;

                  (iii) on each Distribution Date, the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) and clause (ii) above to the Holders of REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT2 until the Uncertificated Balance of REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT2 is reduced to zero; and

                  (iv) to the Holders of the Class R Certificates, in respect of the Class R-I Interest, any amounts remaining after the distributions pursuant to clauses (i) through (iii) above.

                  On each Distribution Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period will be distributed by REMIC I to the Holders of REMIC I Regular Interest I-LTP. The payment of the foregoing amounts to the Holders of REMIC I Regular Interest I-LTP shall not reduce the Uncertificated Balance thereof.

                  (B) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R Certificates, in respect of the Class R-II Interest, as the case may be:

                  (i) first, to the Holders of REMIC II Regular Interest II-LTIO-1A, REMIC II Regular Interest II-LTIO-1B, REMIC II Regular Interest II-LTIO-1C, REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-2C, PRO RATA, in an amount equal to (A) the Uncertificated Interest for each such REMIC II Regular Interest for such Distribution Date, plus
         (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and then to Holders of REMIC II Regular Interest II-LTAA, REMIC Regular Interest II-LTA1, REMIC II Regular Interest II-LTA2A, REMIC II Regular Interest II-LTA2B, REMIC II Regular Interest II-LTA2C, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTZZ and REMIC II Regular Interest II-LTP, PRO RATA, in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of REMIC II Regular Interest II-LTZZ shall be reduced when the REMIC II Overcollateralization Amount is less than the REMIC II Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the Maximum II-LTZZ Uncertificated Interest Deferral Amount and such amount will be payable to the Holders of REMIC II Regular Interest II-LTA1, REMIC II Regular Interest II-LTA2A, REMIC II Regular Interest II-LTA2B, REMIC II Regular Interest II- LTA2C, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTM3 in the same proportion as the Overcollateralization Increase Amount is allocated to the Corresponding Certificates;

                  (ii) second, to the Holders of REMIC II Regular Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                  (a) to the Holders of REMIC II Regular Interest II-LTAA, 98.00% of such remainder, until the Uncertificated Balance of such Uncertificated REMIC II Regular Interest is reduced to zero;

                  (b) to the Holders of REMIC II Regular Interest II-LTA1, REMIC II Regular Interest II-LTA2A, REMIC II Regular Interest II-LTA2B, REMIC II Regular Interest II-LTA2C, REMIC II Regular Interest II-LTM1, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTM3, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balances of such REMIC II Regular Interests are reduced to zero;

                  (c) to the Holders of REMIC II Regular Interest II-LTZZ, 1.00% of such remainder, until the Uncertificated Balance of such REMIC II Regular Interest is reduced to zero;

                  (d) to the Holders of REMIC II Regular Interest II-LTP, on the Distribution Date immediately following the expiration of the latest Prepayment Charge as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; then

                  (e) any remaining amount to the Holders of the Class R-II Interest, in respect of the Class R-II Interest; and

                  (iii) third, to REMIC II Regular Interest II-LTP, 100% of the amount paid in respect of REMIC I Regular Interest I-LTP;

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Reduction Amount shall be allocated to Holders of REMIC II Regular Interest II-LTAA and REMIC II Regular Interest II-LTZZ, respectively.

                  (2) On each Distribution Date, based upon instructions of the Securities Administrator, the Trustee shall withdraw from the Distribution Account an amount equal to the Group I Interest Remittance Amount and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Group I Interest Remittance Amount remaining for such Distribution Date:

         FIRST, concurrently to the Holders of the Class A-1 Certificates and the Class A-IO Certificates (in respect of REMIC II Regular Interest II-LTIO-1A, REMIC II Regular Interest II-LTIO-1B and REMIC II Regular Interest II-LTIO-1C), the Senior Interest Distribution Amount allocable to each such class, on a PRO RATA basis based on the entitlement of each such class;

         SECOND, to the Holders of the Class A-2 Certificates and the Class A-IO Certificates (in respect of REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-2C), the Senior Interest Distribution Amount allocable to each such class, on a PRO RATA basis based on the entitlement of each such Class, to the extent remaining unpaid after the distribution of the Group II Interest Remittance Amount as set forth in clause FIRST of
         Section 4.01(a)(3) below.

                  (3) On each Distribution Date, based upon instructions of the Securities Administrator, the Trustee shall withdraw from the Distribution Account an amount equal to the Group II Interest Remittance Amount and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Group II Interest Remittance Amount remaining for such Distribution Date:

         FIRST, concurrently to the Holders of the Class A-2 Certificates and Class A-IO Certificates (in respect of REMIC II Regular Interest II-LTIO-2A, REMIC II Regular Interest II-LTIO-2B and REMIC II Regular Interest II-LTIO-2C), the Senior Interest Distribution Amount allocable to each such class, on a PRO RATA basis based on the entitlement of each such class; and

         SECOND, to the Holders of the Class A-1 Certificates and the Class A-IO Certificates (in respect of REMIC II Regular Interest II-LTIO-1A, REMIC II Regular Interest II-LTIO-1B and REMIC II Regular Interest II-LTIO-1C), the Senior Interest Distribution Amount allocable to each such class, on a PRO RATA basis based on the entitlement of each such Class, to the extent remaining unpaid after the distribution of the Group II Interest Remittance Amount as set forth in clause FIRST of Section 4.01(a)(2) above.

                  (4) On each Distribution Date, based upon instructions of the Securities Administrator, the Trustee shall withdraw from the Distribution Account an amount equal to the Group I Interest Remittance Amount and the Group II Interest Remittance Amount remaining and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining for such Distribution Date:

         FIRST, to the Holders of the Class M-1 Certificates, the Interest Distribution Amount allocable to the Class M-1 Certificates;

         SECOND, to the Holders of the Class M-2 Certificates, the Interest Distribution Amount allocable to the Class M-2 Certificates; and

         THIRD, to the Holders of the Class M-3 Certificates, the Interest Distribution Amount allocable to the Class M-3 Certificates; and

                  (5) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, based upon instructions of the Securities Administrator, the Trustee shall withdraw from the Distribution Account an amount equal to the Group I Principal Distribution Amount and the Group II Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                           (i) The Group I Principal Distribution Amount shall be distributed in the following order of priority:

                           FIRST, to the Holders of the Class A-1 Certificates, until the Certificate Principal Balance of such class has been reduced to zero; and

                           SECOND, concurrently (1) to the Holders of the Class A-2A Certificates and (2) sequentially, in the following order, to the Holders of the Class A-2B Certificates and Class A-2C Certificates, on a PRO RATA basis based on the entitlement of each such class, after taking into account the distribution of the Group II Principal Distribution Amount pursuant to Section 4.01(a)(5)(ii) below, until the Certificate Principal Balance of such class has been reduced to zero.

                           (ii) The Group II Principal Distribution Amount shall be distributed in the following order of priority:

                           FIRST, concurrently (1) to the Holders of the Class A-2A Certificates and (2) sequentially, in the following order, to the Holders of the Class A-2B Certificates and Class A-2C Certificates, on a PRO RATA basis based on the entitlement of each such class, after taking into account the distribution of the

                           Group II Principal Distribution Amount as described below, until the Certificate Principal Balance of such class has been reduced to zero.

                           (iii) The Group I Principal Distribution Amount and Group II Principal Distribution Amount remaining after distributions pursuant to Section 4.01(a)(5)(i) and (ii) above shall be distributed in the following order of priority:

                           FIRST, to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                           SECOND, to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                           THIRD, to the Holders of the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  (6) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, based upon instructions of the Securities Administrator, the Trustee shall withdraw from the Distribution Account an amount equal to the Group I Principal Distribution Amount and the Group II Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (i) The Group I Principal Distribution Amount shall be distributed in the following order of priority:

                           FIRST, to the Holders of the Class A-1 Certificates, the lesser of (x) the Group I Principal Distribution Amount and (y) the Class A-1 Principal Distribution Amount , until the Certificate Principal Balance thereof has been reduced to zero;

                           SECOND, concurrently, (i) to the Holders of the Class A-2A Certificates and (ii) sequentially, in the following order, to the Holders of the Class A-2B Certificates and Class A-2C Certificates, on a PRO RATA basis based on the entitlement of each such class, after taking into account the distribution of the Group II Principal Distribution Amount, pursuant to Section 4.01(a)(6)(ii) below, until the Certificate Principal Balance of each such class has been reduced to zero; and

                           THIRD, concurrently, (i) to the Holders of the Class A-2A Certificates and (ii) sequentially, in the following order, to the Holders of the Class A-2B Certificates and Class A-2C Certificates, on a PRO RATA basis based on the entitlement of each such class, after taking into account the distribution of the Group II Principal Distribution Amount, pursuant to Section 4.01(a)(6)(ii) below, up to an amount equal to the amount, if any, of the Class A-2 Principal Distribution Amount remaining unpaid on such Distribution Date, until the Certificate Principal Balance of each such class has been reduced to zero.

                  (ii) The Group II Principal Distribution Amount shall be distributed in the following order of priority:

                           FIRST, concurrently, (i) to the Holders of the Class A-2A Certificates and (ii) sequentially, in the following order, to the holders of the Class A-2B Certificates and Class A-2C Certificates, the Class A-2 Principal Distribution Amount, on a PRO RATA basis based on the entitlement of each such class, until the Certificate Principal Balance of each such class has been reduced to zero;

                           SECOND, to the extent of the portion, if any, of the Class A-2 Principal Distribution Amount remaining undistributed pursuant to clause FIRST of Section 4.01(a)(6)(ii) above, to the Holders of the Class A-1 Certificates, after taking into account the distribution of the Group I Principal Distribution Amount pursuant to Section 4.01(a)(6)(i) above, until the Certificate Principal Balance of such class has been reduced to zero; and

                           THIRD, to the holders of the Class A-1 Certificates, after taking into account the distribution of the Group I Principal Distribution Amount pursuant to
                           Section 4.01(a)(6)(i) above, up to an amount equal to the amount, if any, of the Class A-1 Principal Distribution Amount remaining unpaid on such Distribution Date, until the Certificate Principal Balance of such class has been reduced to zero.

                  (iii) The Principal Distribution Amount remaining after distributions pursuant to Section 4.01(a)(6)(i) and (ii) above shall be distributed in the following order of priority:

                           FIRST, to the Class M-1 Certificates, the lesser of
                           (x) the remaining Principal Distribution Amount and
                           (y) the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                           SECOND, to the Class M-2 Certificates, the lesser of
                           (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the amount distributed to the Holders of the Class M-1 Certificates pursuant to clause FIRST above and (y) the Class M-2 Principal Distribution Amount until the Certificate Principal Balance of such Class has been reduced to zero; and

                           THIRD, to the Class M-3 Certificates, the lesser of
                           (x) the excess of (i) the remaining Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Holders of the Class M-1 Certificates pursuant to clause FIRST above and to the Holders of the Class M-2 Certificates pursuant to clause SECOND above and (y) the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  (7) On each Distribution Date, the Net Monthly Excess Cashflow (or, in the case of clause (i) below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Reduction Amount) shall be distributed as follows:

                           (i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such Holders in accordance with the priorities set forth in (b) below;

                           (ii) to the Holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                           (iii) to the Holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                           (iv) to the Holders of the Class M-3 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                           (vi) to the Holders of the Class A Certificates and the Class A-IO Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.20) and any Relief Act Interest Shortfall, in each case that were allocated to such Class for such Distribution Date and for any prior Distribution Date, to the extent not previously reimbursed pursuant to Section 1.02;

                           (vii) to the Holders of the Class M-1 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.20) and any Relief Act Interest Shortfall, in each case that were allocated to such Class for such Distribution Date and for any prior Distribution Date, to the extent not previously reimbursed, pursuant to Section 1.02;

                           (viii) to the Holders of the Class M-2 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.20) and any Relief Act Interest Shortfall, in each case that were allocated to such Class for such Distribution Date and for any prior Distribution Date, to the extent not previously reimbursed pursuant to Section 1.02;

                           (ix) to the Holders of the Class M-3 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.20) and any Relief Act Interest Shortfall, in each case that were allocated to such Class for such Distribution Date and for any prior Distribution Date, to the extent not previously reimbursed pursuant to Section 1.02;

                           (xi) to the Reserve Fund from amounts otherwise payable to the Class CE Certificates, and then from the Reserve Fund to the Class A, Class M-1, Class M-2 and Class M-3 Certificates, in that order, in an amount equal to the unpaid amount of any Net WAC Rate Carryover Amount for each such Class for such Distribution Date and any unpaid Net WAC Rate Carryover Amount for each such Class for such Distribution Date;

                           (xii) to the Reserve Fund, the amount required by
                           Section 3.27(b), after taking into account amounts received under the Cap Contract;

                           (xiii) to the Holders of the Class CE Certificates, the Interest Distribution Amount and any Overcollateralization Reduction Amount for such Distribution Date; and

                           (xiv) to the Holders of the Class R Certificates, in respect of the Class R-III Interest, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the Holders of the Class P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the Holders of the Class R.

         On each Distribution Date, after making the distributions of the Available Distribution Amount as set forth above, the Trustee will FIRST, withdraw from the Reserve Fund all income from the investment of funds in the Reserve Fund and distribute such amount to the Holders of the Class CE Certificates, and SECOND, withdraw from the Reserve Fund, to the extent of amounts remaining on deposit therein, the amount of any Net WAC Rate Carryover Amount for such Distribution Date and distribute such amount FIRST, to the Class A Certificates; SECOND, to the Class M-1 Certificates, THIRD, to the Class M-2 Certificates, and FOURTH, to the Class M-3 Certificates, in each case to the extent to the extent any Net WAC Rate Carryover Amount is allocable to each such Class.

                  (b) (i) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Extra Principal Distribution Amount shall be distributed in the following order of priority;

                           FIRST, to the Holders of the Class A Certificates, until the Certificate Principal Balance of each such Class has been reduced to zero;

                           SECOND, to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                           THIRD, to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                           FOURTH, to the Holders of the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

                           (ii) On each Distribution Date (a) on or after the
                  Stepdown Date and (b) on which a Trigger Event is not in effect, the Extra Principal Distribution Amount shall be distributed in the following order of priority;

                           FIRST, (A) the lesser of (x) the Group I Principal Distribution Amount and (y) the Class A-1 Principal Distribution Amount, shall be distributed to the Holders of the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero, and (B) the lesser of (x) the Group II Principal Distribution Amount and (y) the Class A-2 Principal Distribution Amount, shall be distributed concurrently (1) to the Holders of the Class A- 2A Certificates (2) sequentially, to the Holders of the Class A-2B Certificates and the Class A-2C Certificates, on a PRO RATA basis based on the entitlement of each such class, until the Certificate Principal Balance of each such class has been reduced to zero;

                           SECOND, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Holders of the Class A Certificates pursuant to clause FIRST above and (y) the Class M-1 Principal Distribution Amount, shall be distributed to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                           THIRD, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause FIRST above and to the Holders of the Class M-1 Certificates pursuant to clause SECOND above and (y) the Class M-2 Principal Distribution Amount, shall be distributed to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                           FOURTH, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause FIRST above, to the Holders of the Class M-1 Certificates pursuant to clause SECOND above and to the Holders of the Class M-2 Certificates pursuant to clause THIRD above and
                           (y) the Class M-3 Principal Distribution Amount, shall be distributed to the Holders of the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

                  (c) On each Distribution Date, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges shall distribute such amounts to the Class P Certificateholders as described above.

                  (d) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(e) or Section 9.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Principal Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certifcateholders of such final distribution.

                  Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Trustee, the Depositor, the Securities Administrator or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (e) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. None of the Holders of any Class of Certificates, the Trustee, the Securities Administrator or the Master Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

                  (f) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than three (3) days before the related Distribution Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

                  (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

                  (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

                  Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01 (e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e). Any such amounts held in trust by the Trustee shall be held in an Eligible Account and the Trustee may direct any depository institution maintaining such account to invest the funds in one or more Permitted Investments. All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trustee shall be for the benefit of the Trustee; provided, however, that the Trustee shall deposit in such account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon the realization of such loss.

                  (g) Notwithstanding anything to the contrary herein, in no event shall the Certificate Principal Balance of a Class A Certificate or a Mezzanine Certificate be reduced more than once in respect of any particular amount both (a) allocated to such Certificate in respect of Realized Losses pursuant to Section 4.04 and (b) distributed to the Holder of such Certificate in reduction of the Certificate Principal Balance thereof pursuant to this
Section 4.01 from Net Monthly Excess Cashflow and (ii) in no event shall the Uncertificated Balance of a REMIC Regular Interest be reduced more than once in respect of any particular amount both (a) allocated to such REMIC Regular Interest in respect of Realized Losses pursuant to Section 4.04 and (b) distributed on such REMIC Regular Interest in reduction of the Uncertificated Balance thereof pursuant to this Section 4.01.

         SECTION 4.02. Statements to Certificateholders.

         On each Distribution Date, the Securities Administrator shall provide or make available, upon request to each Holder of the Regular Certificates, a statement as to the distributions made on such Distribution Date setting forth:

                  (i) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to principal, and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges;

                  (ii) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to interest;

                  (iii) the aggregate Servicing Fee received by each Servicer and Master Servicing Fee received by the Master Servicer during the related Due Period and such other customary information as the Securities Administrator deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                  (iv) the aggregate amount of P&I Advances for such Distribution Date;

                  (v) Reserved;

                  (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

                  (vii) the number and aggregate unpaid principal balance of Mortgage Loans (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days, (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

                  (viii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Scheduled Principal Balance of such Mortgage Loan;

                  (ix) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

                  (x) the aggregate amount of Principal Prepayments made during the related Prepayment Period and the aggregate amount of any Prepayment Charges (or payments by the Servicers in respect of any waived Prepayment Charges) received in respect thereof;

                  (xi) the aggregate amount of Realized Losses incurred during the related Prepayment Period (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date;

                  (xii) the aggregate amount of extraordinary Trust Fund expenses withdrawn from the Master Servicer Collection Account or the Distribution Account for such Distribution Date;

                  (xiii) the aggregate Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

                  (xiv) the Certificate Factor for each such Class of Certificates applicable to such Distribution Date;

                  (xv) the Interest Distribution Amount in respect of the Class A Certificates, the Class A-IO Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Interest Carry Forward Amount, if any, with respect to the Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates on such Distribution Date, and in the case of the Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls, Relief Act Interest Shortfalls and Net WAC Rate Carryover Amounts;

                  (xvi) the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the Master Servicer pursuant to Section 3.20;

                  (xvii) the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

                  (xviii) the Required Overcollateralization Amount and the Credit Enhancement Percentage for such Distribution Date;

                  (xix) the Overcollateralization Increase Amount, if any, for such Distribution Date;

                  (xx) the Overcollateralization Reduction Amount, if any, for such Distribution Date;

                  (xxi) the Net WAC Rate Carryover Amount, if any, for such Distribution Date;

                  (xxii) the Net WAC Rate Carryover Amount, if any, outstanding after reimbursements therefor on such Distribution Date and and any amounts received under the Cap Contract;

                  (xxiii) the respective Pass-Through Rates applicable to the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Pass-Through Rate applicable to the Class A Certificates and the Mezzanine Certificates for the Distribution Date;

                  (xxiv) the balance of the Reserve Fund prior to the deposit or withdrawal of any amounts on such Distribution Date;

                  (xxv) the amount of any withdrawal from the Reserve Fund pursuant to Section 4.01(a)(7)(xii);

                  (xxvi) the balance of the Reserve Fund after all deposits and withdrawals on such Distribution Date;

                  (xxvii) the Loss Severity Percentage with respect to each Mortgage Loan; and

                  (xxviii) the Aggregate Loss Severity Percentage.

         The Securities Administrator will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to the Certificateholders, the Trustee and the Rating Agencies via the Securities Administrator's internet website. The Securities Administrator's internet website shall initially be located at http:\\www.ctslink.com and assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at 1-301-815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

         In the case of information furnished pursuant to subclauses (i) through
(iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

         The Securities Administrator shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, as applicable, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder, in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide.

         On each Distribution Date the Securities Administrator shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

         SECTION 4.03. Remittance Reports; P&I Advances.

                  (a) Two Business Days prior to each Distribution Date, the Securities Administrator shall deliver to the Trustee by telecopy (or by such other means as the Securities Administrator and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Securities Administrator. Notwithstanding the foregoing, in connection with any Principal Prepayment on any Mortgage Loan listed on Schedule 1 hereto, the Master Servicer shall verify that the related Prepayment Charge was delivered to the Master Servicer for deposit in the Master Servicer Collection Account in the amount set forth on such Schedule 1 in accordance with Section 3.31.

                  (b) If the Monthly Payment on a Mortgage Loan that was due on a related Due Date and is delinquent other than as a result of interest shortfalls due to bankruptcy proceedings or application of the Relief Act and for which the related Servicer was required to make an advance pursuant to the related Servicing Agreement exceeds the amount deposited in the Master Servicer Collection Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Master Servicer Collection Account not later than the Distribution Account Deposit Date immediately preceding the related Distribution Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such P&I Advance was made. Any amounts held for future distribution and so used shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Master Servicer Collection Account on or before any future Distribution Account Deposit Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to P&I Advances to be made on the Distribution Account Deposit Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 on such Distribution Date if such amounts held for future distributions had not been so used to make P&I Advances. Subject to the foregoing, the Master Servicer shall continue to make such P&I Advances through the date that the related Servicer is required to do so under its Servicing Agreement. If applicable, on the Distribution Account Deposit Date, the Master Servicer shall present an Officer's Certificate to the Trustee (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be nonrecoverable. The Trustee will provide notice to the Master Servicer by telecopy by the close of business on the Business Day prior to the Distribution Date in the event that the amount remitted by the Master Servicer to the Trustee on such date is less than the P&I Advances required to be made by the Master Servicer for the related Distribution Date.

         SECTION 4.04. Allocation of Realized Losses.

                  (a) No later than two Business Days prior to each Distribution Date, the Master Servicer shall determine based solely on information provided by the related Servicer as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Prepayment Period; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses; and
(iii) the respective portions of such Realized Losses allocable to interest and allocable to principal. No later than two Business Days prior to each Distribution Date, the Master Servicer shall also determine as to each Mortgage
Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Prepayment Period; and
(ii) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period.

                  (b) All Realized Losses on the Mortgage Loans allocated to any REMIC I Regular Interest pursuant to Section 4.04(c) on the Mortgage Loans shall be allocated by the Master Servicer on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; second, to the Class CE Certificates, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and fifth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

                  Any allocation of Realized Losses to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated; any allocation of Realized Losses to a Class CE Certificates shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 4.01(a)(7)(xiii). No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class A Certificates or the Class P Certificates.

                  As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the, Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

                  (c) All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date to REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT2 until the Uncertificated Balances thereof have been reduced to zero.

                  (d) All Realized Losses on the REMIC I Regular Interests shall be allocated by the Trustee on each Distribution Date to the following REMIC II Regular Interests in the specified percentages, as follows: first, to Uncertificated Interest payable to the REMIC II Regular Interest II-LTAA and REMIC II Regular Interest II-LTZZ up to an aggregate amount equal to the REMIC II Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the REMIC II Regular Interest II-LTAA and REMIC II Regular Interest II-LTZZ up to an aggregate amount equal to the REMIC II Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA, REMIC II Regular Interest II-LTM3 and REMIC II Regular Interest II-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC II Regular Interest II-LTM3 has been reduced to zero; fourth, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC II Regular Interest II-LTM2 has been reduced to zero; and fifth, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA, REMIC II Regular Interest II-LTM1 and REMIC II Regular Interest II-LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC II Regular Interest II-LTM1 has been reduced to zero.

         SECTION 4.05. Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                                    ARTICLE V

                                THE CERTIFICATES

         SECTION 5.01. The Certificates.

                  (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in REMIC I.

                  The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-6. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

                  Upon original issue, the Certificates shall be executed, authenticated and delivered by the Trustee to and upon the order of the Depositor. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust by the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Trustee by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  (b) The Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Master Servicer and, if the Trustee is not the

Book-Entry Custodian, the Trustee, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trustee resigns or is removed in accordance with the terms hereof, the successor Trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

                  The Trustee, the Master Servicer, the Securities Administrator and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Master Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Trustee through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall cause the Definitive Certificates to be issued. Such Definitive Certificates will be issued in minimum denominations of $10,000 except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $10,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. None of the Depositor, the Master Servicer or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         SECTION 5.02. Registration of Transfer and Exchange of Certificates.

                  (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.11, a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

                  (b) No transfer of any Class CE Certificate, Class P Certificate or Residual Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Class CE Certificate, Class P Certificate or Residual Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor), the Trustee shall require receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the form attached hereto as Exhibit B-1; (ii) if such transfer is purportedly being made in reliance upon Rule 501(a) under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the form attached hereto as Exhibit B-2 and (iii) in all other cases, an Opinion of Counsel satisfactory to the Trustee that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Securities Administrator, the Master Servicer in its capacity as such or any Servicer), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any. Neither of the Depositor nor the Trustee is obligated to register or qualify any such Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of any such Certificate shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Securities Administrator and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) No transfer of a Class CE Certificate, Class P Certificate or a Residual Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 ("Plan Assets") unless the Depositor, the Trustee, the Securities Administrator and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee, the Securities Administrator and the Master Servicer that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Securities Administrator, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Trust Fund. An Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  Each Transferee of a Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan or purchasing such Certificate with Plan Assets, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-84 or FAN 97-03E, as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE
2000-58, 65 Fed. Reg. 67765 (November 13, 2000) and PTE 2002-41, 67 Fed. Reg.
54487 (August 22, 2002) (the "Exemption"), and that it understands that there are certain conditions to the availability of the Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by a Rating Agency or (c) the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied. If any Mezzanine Certificate or any interest therein is acquired or held in violation of the conditions described in this paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Mezzanine Certificate, retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any such certificate or interest therein was effected in violation of the conditions described in this paragraph shall indemnify and hold harmless the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Servicers, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                                    (A) Each Person holding or acquiring any
                           Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                                    (B) In connection with any proposed Transfer
                           of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit B-3) from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                                    (C) Notwithstanding the delivery of a
                           Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                                    (D) Each Person holding or acquiring any
                           Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (Y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit B-2) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                                    (E) Each Person holding or acquiring an
                           Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

                           (ii) The Trustee will register the Transfer of any
                  Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

                           (iii) (A) If any purported Transferee shall become a
                  Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                                    (B) If any purported Transferee shall become
                           a holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Trustee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                           (iv) The Trustee shall make available to the Internal
                  Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
                  Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trustee.

                           (v) The provisions of this Section 5.02(d) set forth
                  prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                                    (A) written notification from each Rating
                           Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

                                    (B) an Opinion of Counsel, in form and
                           substance satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause any Trust REMIC to cease to qualify as a REMIC and will not cause any Trust REMIC, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

                  (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.11, the Trustee shall execute, authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

                  (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.11. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trustee in accordance with its customary procedures.

         SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof, and (ii) there is delivered to Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of actual knowledge by the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee, shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 5.04. Persons Deemed Owners.

         The Depositor, the Master Servicer, the Securities Administrator, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee or any agent of any of them shall be affected by notice to the contrary.

         SECTION 5.05. Certain Available Information.

         On or prior to the date of the first sale of any Class CE Certificate, Class P Certificate or Residual Certificate to an Independent third party, the Depositor shall provide to the Securities Administrator ten copies of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of such Certificate. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Securities Administrator, the Depositor promptly shall inform the Securities Administrator of such event and shall deliver to the Securities Administrator ten copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Securities Administrator shall maintain at its office as set forth in Section 11.05 hereof and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Securities Administrator as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Class CE Certificate, Class P Certificate or Residual Certificate, the related private placement memorandum or other disclosure document relating to such Class of Certificates, in the form most recently provided to the Securities Administrator; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01,
(B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date and (C) any copies of all officers' certificates delivered to the Securities Administrator by the Trustee prepared by the Master Servicer or any Servicer since the Closing Date to evidence such Person's determination that any P&I Advance or Servicing Advance was, or if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. Copies and mailing of any and all of the foregoing items will be available from the Securities Administrator or the Trustee upon request at the expense of the Person requesting the same.

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

         SECTION 6.01. Liability of the Depositor and the Master Servicer.

         The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor and Master Servicer and undertaken hereunder by the Depositor and the Master Servicer herein.

         SECTION 6.02. Merger or Consolidation of the Depositor or the Master Servicer.

         Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its formation. The Depositor and the Master Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         The Depositor or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, the Rating Agencies' ratings of the Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

         SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicer, the Servicers, the Securities Administrator and Others.

         None of the Depositor, the Master Servicer, the Securities Administrator, the Servicers or any of the directors, officers, employees or agents of the Depositor, the Master Servicer, the Securities Administrator or the Servicers shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or the Servicing Agreements, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Securities Administrator or any such person against any breach of warranties, representations or covenants made herein or in the Servicing Agreements, or against any specific liability imposed on the Master Servicer, the Securities Administrator or the Servicers pursuant hereto or pursuant to the Servicing Agreements, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder or under the Servicing Agreements. The Depositor, the Master Servicer, the Securities Administrator, the Servicers and any director, officer, employee or agent of the Depositor, the Master Servicer, the Securities Administrator or the Servicers may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder or under the Servicing Agreements. The Depositor, the Master Servicer, the Servicers, the Securities Administrator and any director, officer, employee or agent of the Depositor, the Master Servicer, the Servicers or the Securities Administrator shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Certificates or any Servicing Agreement, or any loss, liability or expense incurred other than by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Master Servicer, the Securities Administrator or any Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement or the applicable Servicing Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor, the Master Servicer and the Securities Administrator may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer and the Securities Administrator shall be entitled to be reimbursed therefor from the Master Servicer Collection Account as and to the extent provided in Article III, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Master Servicer Collection Account.

         SECTION 6.04 Limitation on Resignation of the Master Servicer.

         The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trustee and the Rating Agencies. No resignation of the Master Servicer shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

         SECTION 6.05 Assignment of Master Servicing.

         The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $15,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and
(iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an officer's certificate and an Opinion of Independent counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

         SECTION 6.06 Rights of the Depositor in Respect of the Master Servicer.

         The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer in respect of the Master Servicer's rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish to the Depositor and the Trustee the most recent financial statements of its parent and such other information relating to the Master Servicer's capacity to perform its obligations under this Agreement as it possesses. To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer's written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee or the Trust, and in any case, the Depositor or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement or exercise the rights of the Master Servicer under this Agreement; provided that the Master Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                   ARTICLE VII

                                     DEFAULT

         SECTION 7.01. Master Servicer Events of Default.

                  (a) "Master Servicer Event of Default," wherever used herein, means any one of the following events:

                           (i) any failure by the Master Servicer to remit to the Trustee for distribution to the Certificateholders any payment (other than a P&I Advance required to be made from its own funds on any Distribution Account Deposit Date pursuant to Section 4.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee (in which case notice shall be provided by telecopy), or to the Master Servicer, the Depositor, the Trustee and by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                           (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the breach by the Master Servicer of any representation and warranty contained in Section 2.05, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                           (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

                           (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                           (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                           (vi) any failure of the Master Servicer to make any P&I Advance on any Distribution Account Deposit Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Distribution Account Deposit Date.

If a Master Servicer Event of Default described in clauses (i) through (vi) of this Section shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) with a copy to each Rating Agency, terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Master Servicer Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by the Master Servicer to the Master Servicer Collection Account held by or on behalf of the Master Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of P&I Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trustee and such notice references the Certificates, the Trust or this Agreement. The Trustee shall promptly notify the Rating Agencies of the occurrence of a Master Servicer Event of Default of which it has knowledge as provided above.

         SECTION 7.02. Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer receives a notice of termination, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the Trustee (except for any representations or warranties of the Master Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03 and the obligation to deposit amounts in respect of losses pursuant to Section 3.23(c)) by the terms and provisions hereof including, without limitation, the Master Servicer's obligations to make P&I Advances pursuant to Section 4.03; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee shall not be obligated to make P&I Advances pursuant to Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Trustee as successor to the Master Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the Master Servicing Fee and all funds relating to the Mortgage Loans to which the Master Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above and subject to the immediately following paragraph, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000, as the successor to the Master Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer under this Agreement.

                  No appointment of a successor to the Master Servicer under this Agreement shall be effective until the assumption by the successor of all of the Master Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Master Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Master Servicer under this Agreement, the Trustee shall act in such capacity as hereinabove provided. The transition costs and expenses incurred by the Trustee in connection with the replacement of the Master Servicer shall be reimbursed out of the Trust.

         SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any termination of the Master Servicer pursuant to
Section 7.01 above or any appointment of a successor to the Master Servicer pursuant to Section 7.02 above, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

                  (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Master Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Master Servicer Event of Default shall have been cured or waived.

         SECTION 7.04. Waiver of Master Servicer Events of Default.

         The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Master Servicer Event of Default hereunder may waive such default or Master Servicer Event of Default; PROVIDED, HOWEVER, that a default or Master Servicer Event of Default under clause (i) or (vii) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a default or Master Servicer Event of Default, such default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Master Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

             CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

         SECTION 8.01. Duties of Trustee and Securities Administrator.

         The Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing or waiver of all Master Servicer Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. During the continuance of a Master Servicer Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

         Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee or the Securities Administrator, as the case may be, shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, the Securities Administrator will provide notice to the Trustee thereof and the Trustee will provide notice to the Certificateholders.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; PROVIDED, HOWEVER, that:

                           (i) Prior to the occurrence of a Master Servicer
                  Event of Default, and after the curing or waiver of all such Master Servicer Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, that conform to the requirements of this Agreement;

                           (ii) Neither the Trustee nor the Securities
                  Administrator shall be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer or officers of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts; and

                           (iii) Neither the Trustee nor the Securities
                  Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator under this Agreement.

         SECTION 8.02. Certain Matters Affecting Trustee and Securities Administrator.

                  (a) Except as otherwise provided in Section 8.01:

                           (i) The Trustee and the Securities Administrator may
                  request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) The Trustee and the Securities Administrator may
                  consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                           (iii) Neither the Trustee nor the Securities
                  Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                           (iv) Neither the Trustee nor the Securities
                  Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) Prior to the occurrence of a Master Servicer
                  Event of Default hereunder and after the curing or waiver of all Master Servicer Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by such Certificateholders, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity satisfactory to it against such expense, or liability from such Certificateholders as a condition to taking any such action;

                           (vi) The Trustee may execute any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                           (vii) The Trustee shall not be personally liable for
                  any loss resulting from the investment of funds held in the Master Servicer Collection Account at the direction of the Master Servicer pursuant to Section 3.23(c), for any loss resulting from the investment of funds held in the Reserve Fund at the direction of the Holder of the Class CE Certificate or for any loss resulting from the redemption or sale of any such investment as therein authorized;

                           (viii) Neither the Trustee nor the Securities
                  Administrator shall be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (ix) the Trustee shall not be deemed to have notice
                  of any default or Master Servicer Event of Default unless a Responsible Officer of the Trustee has knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement; and

                           (x) the rights, privileges, protections, immunities
                  and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each agent, custodian and other Person employed to act hereunder.

                  (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  (c) The Trustee is hereby directed by the Depositor to execute and deliver the Cap Contract on behalf of the Trust Fund in the form presented to it by the Depositor.

         SECTION 8.03. Trustee and Securities Administrator not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Trustee on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 8.12) shall be taken as the statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12) or of the Certificates (other than the signature of the Trustee and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Master Servicer Collection Account by the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 3.23 and 3.24.

         SECTION 8.04. Trustee and Securities Administrator May Own
Certificates.

         Each of the Trustee and the Securities Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates and may transact business with other interested parties and their Affiliates with the same rights it would have if it were not Trustee or the Securities Administrator.

         SECTION 8.05. Fees and Expenses of Trustee and Securities
Administrator.

         The fees of the Trustee and the Securities Administrator hereunder and of Wells Fargo under the Custodial Agreement shall be paid in accordance with a side letter agreement with the Master Servicer and at the sole expense of the Master Servicer. In addition, the Trustee, the Securities Administrator, the Custodian and any director, officer, employee or agent of the Trustee, the Securities Administrator and the Custodian shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred by the Trustee or the Securities Administrator in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its respective obligations and duties under this Agreement, including other agreements related hereto, other than any loss, liability or expense (i) for which the Trustee is indemnified by the Master Servicer, (ii) that constitutes a specific liability of the Trustee or the Securities Administrator pursuant to Section 10.01(g) or
(iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder by reason of reckless disregard of obligations and duties hereunder. The Master Servicer agrees to indemnify the Trustee, from, and hold the Trustee harmless against, any loss, liability or expense (including reasonable attorney's fees and expenses) incurred by the Trustee by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or by reason of the Master Servicer's reckless disregard of its obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any payment hereunder made by the Master Servicer to the Trustee shall be from the Master Servicer's own funds, without reimbursement from REMIC I therefor.

         SECTION 8.06. Eligibility Requirements for Trustee and Securities Administrator.

         The Trustee and the Securities Administrator shall at all times be a corporation or an association (other than the Depositor, the Seller, the Master Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (or a member of a bank holding company whose capital and surplus is at least $50,000,000) and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee or the Securities Administrator, as applicable, shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 8.07.

         SECTION 8.07. Resignation and Removal of Trustee and Securities Administrator.

         The Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, to the Master Servicer, to the Securities Administrator (or the Trustee, if the Securities Administrator resigns) and to the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and to the successor trustee or successor securities administrator, as applicable. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator and the Master Servicer by the Depositor. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator, as the case may be, may, at the expense of the Trust Fund, petition any court of competent jurisdiction for the appointment of a successor trustee, successor securities administrator, Trustee or Securities Administrator, as applicable.

         If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee or the Securities Administrator, as applicable and appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in duplicate, which instrument shall be delivered to the Trustee or the Securities Administrator so removed and to the successor trustee or successor securities administrator. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator and the Master Servicer by the Depositor.

         The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee or the Securities Administrator and appoint a successor trustee or successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee or the Securities Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Trustee (in the case of the removal of the Securities Administrator), the Securities Administrator (in the case of the removal of the Trustee) and the Master Servicer by the Depositor.

         Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or successor securities administrator, as applicable, as provided in Section 8.08.

         Notwithstanding anything to the contrary contained herein, the Master Servicer and the Securities Administrator shall at all times be the same Person.

         SECTION 8.08. Successor Trustee or Securities Administrator.

         Any successor trustee or successor securities administrator appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and its predecessor trustee or predecessor securities administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator shall become effective and such successor trustee or successor securities administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein. The predecessor trustee or predecessor securities administrator shall deliver to the successor trustee or successor securities administrator all Mortgage

Loan Documents and related documents and statements to the extent held by it hereunder, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee or predecessor securities administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor securities administrator all such rights, powers, duties and obligations.

         No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or successor securities administrator shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee or successor securities administrator shall not result in a downgrading of any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency.

         Upon acceptance of appointment by a successor trustee or successor securities administrator as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or successor securities administrator, the successor trustee or successor securities administrator shall cause such notice to be mailed at the expense of the Depositor.

         SECTION 8.09. Merger or Consolidation of Trustee or Securities Administrator.

         Any corporation or association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation or association succeeding to the business of the Trustee or the Securities Administrator shall be the successor of the Trustee or the Securities Administrator hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the REMIC I or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of REMIC I, and to vest in such Person or Persons, in such capacity, and for the benefit of the Holders of the Certificates, such title to REMIC I, or any part thereof, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or co-trustee.

         SECTION 8.11. Appointment of Office or Agency.

         The Trustee will appoint an office or agency in the City of New York located at 55 Water Street, First Floor, New York, New York 10041, where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.

         SECTION 8.12. Representations and Warranties.

         The Trustee hereby represents and warrants to the Master Servicer, the Securities Administrator and the Depositor as applicable, as of the Closing Date, that:

                  (i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

                  (ii) The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) It is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in its good faith and reasonable judgment, is likely to affect materially and adversely either the ability of it to perform its obligations under this Agreement or its financial condition.

                  (vi) No litigation is pending or, to the best of its knowledge, threatened against it, which would prohibit it from entering into this Agreement or, in its good faith reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Agreement or its financial condition.

                                   ARTICLE IX

                                   TERMINATION

         SECTION 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans.

                  (a) Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer and the Trustee (other than the obligations of the Master Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to make remittances to the Trustee and the Trustee to make payments in respect of the REMIC I Regular Interests, REMIC II Regular Interests or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Mortgage Loans and each REO Property remaining in REMIC I and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The purchase by the Terminator of all Mortgage Loans and each REO Property remaining in REMIC I shall be at a price (the "Termination Price") equal to the sum of (i) the greater of (A) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus the appraised value of each REO Property, if any, included in REMIC I, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee in their reasonable discretion and (B) the aggregate fair market value of all of the assets of REMIC I (as determined by the Terminator and the Trustee, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01) plus (ii) any amounts due the Servicers and the Master Servicer in respect of unpaid Servicing Fees, Master Servicing Fees and outstanding P&I Advances and Servicing Advances.

                  (b) The Class CE Certificateholder (so long as it is not an Affiliate of the Seller) shall have the right (the party exercising such right, the "Terminator"), to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; PROVIDED, HOWEVER, that the Terminator may elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) above only if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. By acceptance of the Residual Certificates, the Holder of the Residual Certificates agrees, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class CE Certificates and Class P Certificates.

                  (c) Notice of the liquidation of the Certificates shall be given promptly by the Trustee by letter to the Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of the REMIC I Regular Interests, REMIC II Regular Interests or the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the REMIC I Regular Interests, REMIC II Regular Interests or Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I by the Terminator, the Terminator shall deliver to the Trustee for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described Termination Price. The Trustee shall remit (a) to the Master Servicer from such funds deposited in the Distribution Account (i) any amounts which the Master Servicer would be permitted to withdraw and retain from the Master Servicer Collection Account pursuant to Sections 3.24 and 3.26 and (ii) any other amounts otherwise payable by the Trustee to the Master Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement and (b) to the Servicers, any amounts reimbursable to the Servicers pursuant to the Servicing Agreements, in each case prior to making any final distributions pursuant to
Section 10.01(d) below. Upon certification to the Trustee by a Servicing Officer of the making of such final deposit, the Trustee shall promptly release to the Terminator the Mortgage Files for the remaining Mortgage Loans, and Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

                  (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with
Section 4.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section
9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01. Any such amounts held in trust by the Trustee shall be held in an Eligible Account and the Trustee may direct any depository institution maintaining such account to invest the funds in one or more Permitted Investments. All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trustee shall be for the benefit of the Trustee; PROVIDED, HOWEVER, that the Trustee shall deposit in such account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon the realization of such loss.

                  Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

         SECTION 9.02. Additional Termination Requirements.

                  (a) In the event that the Terminator purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I pursuant to Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

                           (i) The Trustee shall specify the first day in the 90-day liquidation period in a statement attached to each Trust REMIC's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained by and at the expense of the Terminator;

                           (ii) During such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Terminator for cash; and

                           (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

                  (b) At the expense of the requesting Terminator (or, if the Trust Fund is being terminated as a result of the occurrence of the event described in clause (ii) of the first paragraph of Section 9.01, at the expense of the Trust Fund), the Terminator shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each Trust REMIC pursuant to this Section 9.02.

                  (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each Trust REMIC, which authorization shall be binding upon all successor Certificateholders.

                                    ARTICLE X

                                REMIC PROVISIONS

         SECTION 10.01. REMIC Administration.

                  (a) The Trustee shall elect to treat each Trust REMIC under the Code and, if necessary, under applicable state law and as instructed by the Securities Administrator. Each such election will be made by the Securities Administrator on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the Class R-I Interest shall be designated as the Residual Interests in REMIC I. The REMIC II Regular Interests shall be designated as Regular Interests in REMIC II and the Class R-II Interest shall be designated as the Residual Interests in REMIC II. The Class A Certificates, the Class A-IO Certificates, the Mezzanine Certificates, the Class P Certificates and the Class CE Certificates shall be designated as the Regular Interests in REMIC III and the Class R-III Interest shall be designated as the Residual Interests in REMIC III. The Trustee shall not permit the creation of any "interests" in each Trust REMIC (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests, the REMIC II Regular Interests and the interests represented by the Certificates.

                  (b) The Closing Date is hereby designated as the "Startup Day" of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Securities Administrator shall be reimbursed for any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to each Trust REMIC that involve the Internal Revenue Service or state tax authorities), including the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Securities Administrator, as agent for each Trust REMIC's tax matters person shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any Trust REMIC and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of each class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Securities Administrator or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

                  (d) The Securities Administrator shall prepare and file and the Trustee shall sign all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Securities Administrator without any right of reimbursement therefor.

                  (e) The Securities Administrator shall perform on behalf of each Trust REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the

Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Securities Administrator shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee upon receipt of additional reasonable compensation, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each Trust REMIC. The Depositor shall provide or cause to be provided to the Securities Administrator, within ten (10) days after the Closing Date, all information or data that the Securities Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) To the extent in the control of the Trustee or the Securities Administrator, each such Person (i) shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions,
(ii) shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (A) endanger the status of each Trust REMIC as a REMIC or (B) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such action or inaction is permitted under this Agreement or the Trustee and the Securities Administrator have received an Opinion of Counsel, addressed to the them (at the expense of the party seeking to take such action but in no event at the expense of the Trustee or the Securities Administrator) to the effect that the contemplated action will not, with respect to any Trust REMIC, endanger such status or result in the imposition of such a tax, nor (iii) shall the Securities Administrator take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that the Securities Administrator may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel. In addition, prior to taking any action with respect to any Trust REMIC or the respective assets of each, or causing any Trust REMIC to take any action, which is not contemplated under the terms of this Agreement, the Securities Administrator will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any Trust REMIC, and the Securities Administrator shall not take any such action or cause any Trust REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be home by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee.

                  (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, (ii) to the Securities Administrator pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Article X, (iii) to the Master Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under
Article III or under this Article X, or (iv) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

                  (h) The Trustee and the Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each Trust REMIC on a calendar year and on an accrual basis.

                  (i) Following the Startup Day, the Trustee shall not accept any contributions of assets to any Trust REMIC other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (j) Neither the Trustee nor the Securities Administrator shall knowingly enter into any arrangement by which any Trust REMIC will receive a fee or other compensation for services nor permit either REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (k) The Securities Administrator shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC. In connection with the foregoing, the Securities Administrator shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of Regular Interests in each REMIC as required by IRS Form 8811.

         SECTION 10.02. Prohibited Transactions and Activities.

         None of the Depositor, the Securities Administrator, the Master Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, (iii) the termination of REMIC I pursuant to Article IX of this Agreement,
(iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II of this Agreement), nor acquire any assets for any Trust REMIC (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Master Servicer Collection Account or the Distribution Account for gain, nor accept any contributions to any Trust REMIC after the

Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee and the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any Trust REMIC as a REMIC or (b) cause any Trust REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         SECTION 10.03. Indemnification.

                  (a) The Trustee agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor, the Securities Administrator or the Master Servicer including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Securities Administrator or the Master Servicer as a result of the Trustee's failure to perform its covenants set forth in this Article X in accordance with the standard of care of the Trustee set forth in this Agreement.

                  (b) The Master Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of the Master Servicer's failure to perform its covenants set forth in Article III in accordance with the standard of care of the Master Servicer set forth in this Agreement.

                  (c) The Securities Administrator agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor or the Trustee including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee as a result of the Securities Administrator's failure to perform its covenants set forth in this
Article X in accordance with the standard of care of the Securities Administrator set forth in this Agreement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.01. Amendment.

         This Agreement may be amended from time to time by the Depositor, the Securities Administrator, the Master Servicer and the Trustee, but without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect,
(ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder. No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

         This Agreement may also be amended from time to time by the Depositor, the Securities Administrator, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or the Master Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates. Without limiting the generality of the foregoing, any amendment to this Agreement required in connection with the compliance with or the clarification of any reporting obligations described in Section 3.18 hereof shall not require the consent of any Certificateholder and without the need for any Opinion of Counsel or Rating Agency confirmation.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not result in the imposition of any tax on any Trust REMIC pursuant to the REMIC Provisions or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and that such amendment is authorized or permitted by this Agreement.

         Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         The cost of any Opinion of Counsel to be delivered pursuant to this
Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee .

         The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         SECTION 11.02. Recordation of Agreement; Counterparts.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 11.03. Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder. and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 11.04. Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 11.05. Notices.

         All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if sent by facsimile, receipt confirmed, if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, ACE Securities Corp., AMACAR GROUP, 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 2821, Attention: Juliana Johnson (telecopy number:(704) 365-1362), or such other address or telecopy number as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor, (b) in the case of the Master Servicer and the Securities Administrator, P.O. Box 98, Columbia, Maryland 21046 and for overnight delivery to 9062 Old Annapolis Road, Columbia, Maryland 21045,
Attention: Ace Securities Corp., 2002-HE3 (telecopy number: (410) 715-2380), or such other address or telecopy number as may hereafter be furnished to the Trustee and the Depositor in writing by the Master Servicer or the Securities Administrator, and (c) in the case of the Trustee, at each Corporate Trust Office or such other address or telecopy number as the Trustee may hereafter be furnish to the Master Servicer and the Depositor in writing by the Trustee. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

         SECTION 11.06. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 11.07. Notice to Rating Agencies.

         The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

                  1.       Any material change or amendment to this Agreement;

                  2. The occurrence of any Master Servicer Event of Default that has not been cured or waived;

                  3. The resignation or termination of the Master Servicer, the Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

                  5. The final payment to the Holders of any Class of Certificates;

                  6. Any change in the location of the Master Servicer Collection Account or the Distribution Account; and

                  7. Any event that would result in the inability of the Trustee to make advances regarding delinquent Mortgage Loans.

                  In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.02.

                  The Master Servicer shall make available to each Rating Agency copies of the following:

                  1.       Each annual statement as to compliance described in
                           Section 3.16; and

                  2. Each annual independent public accountants' servicing report described in Section 3.17.

                  Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Standard & Poor's, a division of the McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007 and to Fitch Ratings, 1 State Street Plaza, New York, New York 10004 or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

         SECTION 11.08. Article and Section References.

         All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

         SECTION 11.09. Grant of Security Interest.

         It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, to secure a debt or other obligation of the Depositor and
(b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in
Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Master Servicer Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders.

         SECTION 11.10. Third Party Beneficiaries.

         For purposes of Sections 2.05, 3.01, 3.05, 3.07, 3.15(c), 3.18, 3.22,
3.26, 3.32 and 6.03, the Servicers shall be third party beneficiaries of this Agreement and each Servicer shall have the right to enforce such provisions. Further, it is understood and agreed that the obligations of the Servicers are set forth in their entirety in the related Servicing Agreement and the Servicers are not bound by the terms hereof.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                        ACE SECURITIES CORP.,
                                        as Depositor

                                        By:_____________________________________
                                        Name:
                                        Title:

                                        By:_____________________________________
                                        Name:
                                        Title:


                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                        as Master Servicer and Securities
                                        Administrator

                                        By:_____________________________________
                                        Name:
                                        Title:


                                        BANK ONE, NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Trustee

                                        By:_____________________________________
                                        Name:
                                        Title:

STATE OF        )
                ) ss.:
COUNTY OF       )

                  On the ___ day of December 2002, before me, a notary public in and for said State, personally appeared _____________________ known to me to be a _____________________ of ACE Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ________________________________
                                                          Notary Public

[Notarial Seal]                                 My commission expires

STATE OF                )
                        ) ss.:
COUNTY OF               )

                  On the __ day of December 2002, before me, a notary public in and for said State, personally appeared ___________________________ known to me to be a ____________________ of ACE Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ________________________________
                                                          Notary Public

[Notarial Seal]                                 My commission expires

STATE OF                )
                        ) ss.:
COUNTY OF               )

                  On the ___ day of December, 2002, before me, a notary public in and for said State, personally appeared _______________ known to me to be a _______________ of ________________, Wells Fargo Bank Minnesota, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ________________________________
                                                          Notary Public

[Notarial Seal]                                 My commission expires

STATE OF                )
                        ) ss.:
COUNTY OF               )


                  On the ___ day of December, 2002, before me, a notary public in and for said State, personally appeared ____________________, known to me to be a __________________ of Bank One, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ________________________________
                                                          Notary Public

[Notarial Seal]                                 My commission expires

                                   EXHIBIT A-1
                                   -----------

                   FORM OF CLASS A-[1][2A][2B][2C] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 2002-HE3, Class A-[1][2A][2B][2C]                  Aggregate Certificate Principal Balance of the
                                                          Class A-[1][2A][2B][2C] Certificates as of the
Pass-Through Rate: Variable                               Issue Date:
                                                          $
Date of Pooling and Servicing Agreement and               Denomination: $
Cut-off Date: December 1, 2002
                                                          Master Servicer: Wells Fargo Bank Minnesota,
                                                          National Association
First Distribution Date:
_________________, 2003                                   Trustee: Bank One National Association

No.__                                                     Issue Date: December 10, 2002

                                                          CUSIP:________________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.


                                      A-1-1

          ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2002-HE3
                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-[1][2A][2B][2C] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-[1][2A][2B][2C] Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and Bank One National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-[1][2A][2B][2C] Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-[1][2A][2B][2C] Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-[1][2A][2B][2C] Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall


                                      A-1-2
appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus ____% per annum, in the case of any Distribution Date thereafter and (ii) the applicable Net WAC Pass-Through Rate for such Distribution Date.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holders attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.


                                      A-1-3

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee does not assume responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-1-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 10, 2002

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class A-[1][2A][2B][2C] Certificates referred to in the within-mentioned Agreement.

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -  as tenants in common           UNIF GIFT MIN ACT -       Custodian
                                                                     ---------
TEN ENT  -  as tenants by the entireties                          (Cust) (Minor)
                                                              under Uniform Gifts to
JT TEN   -  as joint tenants with right                              Minors Act
            if survivorship and not as
            tenants in common                        __________________
                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Trustee or the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:________________
______________________________________________________________________________.

Dated:

                                ______________________________________
                                Signature by or on behalf of assignor


                                ______________________________________
                                Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _____________________________, account number ______________, or, if mailed by check, to _____________________________________________________
_______________________________________________________________________________.
Applicable statements should be mailed to_______________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or __________________________, as its agent.

                                   EXHIBIT A-2
                                   -----------

                             CLASS A-IO CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 2002-HE3                                            Aggregate Notional Amount of the
                                                           Class A- IO Certificates as of
                                                           the Issue Date:
Pass-Through Rate: Variable                                $____________

Cut-off Date and date of Pooling and                       Denomination: $________________
Servicing Agreement: December 1, 2002
                                                           Master Servicer: Wells Fargo Bank
First Distribution Date:__________, 2002                   Minnesota, National Association

No. __                                                     Trustee: Bank One National Association

                                                           Issue Date: December 10, 2002

                                                           CUSIP:_________________

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate and fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that __________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Notional Amount of the Class A-IO Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-IO Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and Bank One National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-IO Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-IO Certificates the aggregate initial Notional Amount of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Notional Amount of the Class A-IO Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by


                                      A-2-2
the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate on the Class A-IO-1 Component of the Class A-IO Certificates is equal to the lesser of (a) the weighted average of the Expense Adjusted Mortgage Rate of the Group I Mortgage Loans and (b) (i) ____% per annum from the first Distribution Date to and including the tenth Distribution Date, (ii) ____% per annum from the eleventh Distribution Date to and including the twentieth Distribution Date, (iii) ____% per annum from the twenty-first Distribution Date to and including the thirtieth Distribution Date and (iv) 0.00% per annum thereafter.

                  The Pass-Through Rate on the Class A-IO-2 Component of the Class A-IO Certificates is equal to the lesser of (a) the weighted average of the Expense Adjusted Mortgage Rate of the Group II Mortgage Loans and (b) (i) ____% per annum from the first Distribution Date to and including the tenth Distribution Date, (ii) ____% per annum from the eleventh Distribution Date to and including the twentieth Distribution Date, (iii) ____% per annum from the twenty-first Distribution Date to and including the thirtieth Distribution Date and (iv) 0.00% per annum thereafter.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Notional Amount of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate


                                      A-2-3
for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-2-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 10, 2002

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class A-IO Certificates referred to in the within-mentioned Agreement.

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -  as tenants in common           UNIF GIFT MIN ACT -       Custodian
                                                                     ---------
TEN ENT  -  as tenants by the entireties                          (Cust) (Minor)
                                                              under Uniform Gifts to
JT TEN   -  as joint tenants with right                              Minors Act
            if survivorship and not as
            tenants in common                        __________________
                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Trustee or the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:________________
______________________________________________________________________________.

Dated:

                                ______________________________________
                                Signature by or on behalf of assignor


                                ______________________________________
                                Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _____________________________, account number ______________, or, if mailed by check, to _____________________________________________________
_______________________________________________________________________________.
Applicable statements should be mailed to_______________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or __________________________, as its agent.

                                   EXHIBIT A-3
                                   -----------

                    FORM OF CLASS [M-1][M-2][M-3] CERTIFICATE

             SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

             [[FOR M-1] THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A AND THE CLASS A-IO CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

             [[FOR M-2] THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS A-IO CERTIFICATES AND THE CLASS M-1 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

             [[FOR M-3] THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS A-IO CERTIFICATES, THE CLASS M-1 CERTIFICATES AND THE CLASS M-2 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]



Series 2002-HE3, Class [M-1][M-2][M-3]                    Aggregate Certificate Principal Balance of the
                                                          Class [M-1][M-2][M-3] Certificates as of the
Pass-Through Rate: Variable                               Issue Date: $______________

Date of Pooling and Servicing Agreement and               Denomination: $______________
Cut-off Date: December 1, 2002
                                                          Master Servicer: Wells Fargo Bank Minnesota,
                                                          National Association
First Distribution Date:
_________________, 2002                                   Trustee: Bank One National Association

No.___                                                    Issue Date: December 10, 2002

                                                          CUSIP:_________________

             DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE
             PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE
             MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE

             OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.




                                      A-3-2

          ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2002-HE3
                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

             THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class [M-1][M-2][M-3] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class [M-1][M-2][M-3] Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and Bank One National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [M-1][M-2][M-3] Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class [M-1][M-2][M-3] Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial


                                      A-3-3

Certificate Principal Balance of the Class [M-1][M-2][M-3] Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus ____ % per annum, in the case of any Distribution Date thereafter and (ii) the applicable Net WAC Pass-Through Rate for such Distribution Date.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same


                                      A-3-4

Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  Any holder of this Certificate will be deemed to have amde the representations set forth in Section 5.02(c) of the Agreement.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee does no assume responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-3-5

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 10, 2002

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class [M-1][M-2][M-3] Certificates referred to in the within-mentioned Agreement.

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -  as tenants in common           UNIF GIFT MIN ACT -       Custodian
                                                                     ---------
TEN ENT  -  as tenants by the entireties                          (Cust) (Minor)
                                                              under Uniform Gifts to
JT TEN   -  as joint tenants with right                              Minors Act
            if survivorship and not as
            tenants in common                        __________________
                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Trustee or the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:________________
______________________________________________________________________________.

Dated:

                                ______________________________________
                                Signature by or on behalf of assignor


                                ______________________________________
                                Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _____________________________, account number ______________, or, if mailed by check, to _____________________________________________________
_______________________________________________________________________________.
Applicable statements should be mailed to_______________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or __________________________, as its agent.

                                   EXHIBIT A-4
                                   -----------


                          FORM OF CLASS CE CERTIFICATE

             SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

             THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS A-IO CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES AND THE CLASS M-3 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

             THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

             NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2002-HE3                                            Aggregate Certificate Principal Balance of the
                                                           Class CE Certificates as of the Issue Date:
Pass-Through Rate: Variable                                $_____________

Cut-off Date and date of Pooling and                       Denomination: $_________________
Servicing Agreement: December 1, 2002
                                                           Master Servicer: Wells Fargo Bank
First Distribution Date: __________, 2002                  Minnesota, National Association

No. __                                                     Trustee: Bank One National Association

Aggregate Notional Amount of the Class                     Issue Date: December 10, 2002
CE Certificates as of the Issue Date:
$_____________

Notional Amount: $_______________

             DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.




                                      A-4-2

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate and fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

             THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class CE Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class CE Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and Bank One National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class CE Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due


                                      A-4-3
notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit B-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made


                                      A-4-4
without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Master Servicer or the Securities Administrator in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.



                                      A-4-5

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                      A-4-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 10, 2002

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class CE Certificates referred to in the within-mentioned Agreement.

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -  as tenants in common           UNIF GIFT MIN ACT -       Custodian
                                                                     ---------
TEN ENT  -  as tenants by the entireties                          (Cust) (Minor)
                                                              under Uniform Gifts to
JT TEN   -  as joint tenants with right                              Minors Act
            if survivorship and not as
            tenants in common                        __________________
                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Trustee or the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:________________
______________________________________________________________________________.

Dated:

                                ______________________________________
                                Signature by or on behalf of assignor


                                ______________________________________
                                Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _____________________________, account number ______________, or, if mailed by check, to _____________________________________________________
_______________________________________________________________________________.
Applicable statements should be mailed to_______________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or __________________________, as its agent.

                                   EXHIBIT A-5
                                   -----------

                               CLASS P CERTIFICATE

             SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

             THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

             NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2002-HE3                                            Aggregate Certificate Principal Balance of the
                                                           Class P Certificates as of the Issue Date:
Pass-Through Rate: Variable                                $_________

Cut-off Date and date of Pooling and                       Denomination: $_________
Servicing Agreement: December 1, 2002
                                                           Master Servicer: Wells Fargo Bank
First Distribution Date: __________, 2002                  Minnesota, National Association

No. __                                                     Trustee: Bank One National Association

                                                           Issue Date: December 10, 2002

             DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.




                                      A-5-2

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate and fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

             THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and Bank One National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class P Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due


                                      A-5-3
notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit B-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made


                                      A-5-4
without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Master Servicer or the Securities Administrator in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.



                                      A-5-5

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-5-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 10, 2002

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -  as tenants in common           UNIF GIFT MIN ACT -       Custodian
                                                                     ---------
TEN ENT  -  as tenants by the entireties                          (Cust) (Minor)
                                                              under Uniform Gifts to
JT TEN   -  as joint tenants with right                              Minors Act
            if survivorship and not as
            tenants in common                        __________________
                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Trustee or the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:________________
______________________________________________________________________________.

Dated:

                                ______________________________________
                                Signature by or on behalf of assignor


                                ______________________________________
                                Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _____________________________, account number ______________, or, if mailed by check, to _____________________________________________________
_______________________________________________________________________________.
Applicable statements should be mailed to_______________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or __________________________, as its agent.

                                   EXHIBIT A-6
                                   -----------

                           FORM OF CLASS R CERTIFICATE

             THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON- UNITED STATES PERSON.

             SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE SOLE "RESIDUAL INTEREST" IN EACH OF THREE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

             ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

             THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

             NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

             ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED

             IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 2002-HE3, Class R                               Aggregate Percentage Interest of the Class R
                                                       Certificates as of the Issue Date: 100.00%
Date of Pooling and Servicing Agreement
 and Cut-off Date: December 1, 2002                    Master Servicer: Wells Fargo Bank Minnesota,
                                                       National Association

First Distribution Date:                               Trustee: Bank One National Association
_______________, 2002
No __                                                  Issue Date: December 10, 2002





                                      A-6-2

       ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2002-HE3 ASSET
                         BACKED PASS-THROUGH CERTIFICATE


evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

             THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and Bank One National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class R Certificates, or otherwise by check mailed by first class mail to the


                                      A-6-3
address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holders attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.



                                      A-6-4

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit B-1, (ii) if such transfer is purportedly being made in reliance upon Rule 501(a) under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the form attached hereto as Exhibit B-2, and (iii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Master Servicer or the Securities Administrator in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holders prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

                  Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as representing the beneficial ownership of the residual interests in each of REMIC I, REMIC II and REMIC III, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.



                                      A-6-5

                  The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any portion of the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon any REMIC.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicer, the Trustee and the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee does not assume responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-6-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 10, 2002

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                        BANK ONE NATIONAL ASSOCIATION
                                        as Trustee


                                        By:_____________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -  as tenants in common           UNIF GIFT MIN ACT -       Custodian
                                                                     ---------
TEN ENT  -  as tenants by the entireties                          (Cust) (Minor)
                                                              under Uniform Gifts to
JT TEN   -  as joint tenants with right                              Minors Act
            if survivorship and not as
            tenants in common                        __________________
                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Trustee or the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:________________
______________________________________________________________________________.

Dated:

                                ______________________________________
                                Signature by or on behalf of assignor


                                ______________________________________
                                Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _____________________________, account number ______________, or, if mailed by check, to _____________________________________________________
_______________________________________________________________________________.
Applicable statements should be mailed to_______________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or __________________________, as its agent.

                                   EXHIBIT B-1
                                   -----------


                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                     [Date]


Bank One National Association
1 Bank One Plaza
Mail Suite IL1-0126
Chicago, Illinois 60670


                  Re:  ACE Securities Corp. Home Equity Loan Trust,
                       Series 2002-HE3 Asset Backed Pass-Through Certificates, Class CE, Class P and Class R Certificates
                       -------------------------------------------------------

Ladies and Gentlemen:

                  In connection with the transfer by ______________________ (the "Transferor") to ___________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

                  Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of December 1, 2002, among ACE Securities Corp. as Depositor, Wells Fargo Bank Minnesota, N.A. as Master Servicer and Securities Administrator and Bank One National Association as Trustee (the "Pooling and Servicing Agreement"), pursuant to which Pooling and Servicing Agreement the Certificates were issued.

                  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        [Transferor]

                                        By:______________________________
                                        Name:
                                        Title:



                                      B-1-2

                    FORM OF TRANSFEREE REPRESENTATION LETTER

                                                     [Date]



Bank One National Association
1 Bank One Plaza
Mail Suite IL1-0126
Chicago, Illinois 60670

                  Re:  ACE Securities Corp. Home Equity Loan Trust,
                       Series 2002-HE3 Asset Backed Pass-Through Certificates, Class CE, Class P and Class R Certificates
                       -------------------------------------------------------


Ladies and Gentlemen:

                  In connection with the purchase from
______________________________ (the "Transferor") on the date hereof of the captioned trust certificates (the "Certificates"), (the "Transferee") hereby certifies as follows:

                  1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  2. The Transferee has been furnished with all information
             regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

                  3. The Transferee: (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA), or Section 4975 of the Internal Revenue Code of 1986, as amended ("Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101 or (b) has provided the Trustee, the


                                      B-1-3

             Depositor, the Master Servicer and the Securities Administrator with an opinion of counsel acceptable to and in form and substance satisfactory to such parties to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Master Servicer or the Securities Administrator to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

             In addition, the Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Master Servicer and the Securities Administrator that the Transferee will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 3(a) or (b) above.

             All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of December 1, 2002, among ACE Securities Corp. as Depositor, Wells Fargo Bank Minnesota, N.A. as Master Servicer and Securities Administrator and Bank One National Association as Trustee, pursuant to which the Certificates were issued.

                                        [TRANSFEREE]


                                        By:____________________________
                                        Name:
                                        Title:



                                      B-1-4

                                                          ANNEX 1 TO EXHIBIT B-1
                                                          ----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                  [For Transferees Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Bank One National Association, as Trustee, with respect to the asset backed pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the "Transferee").

                  2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $________________1 in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

             ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

             ___ Bank. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

             ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--------

1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                      B-1-5

             ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

             ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

             ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

             ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

             ___ Investment Advisor The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

             ___  ___               Will the Transferee be purchasing the
             Yes  No                Certificates only for the Transferee's own
                                    account?


                                      B-1-6

                  6. If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

                                        ___________________________________
                                        Print Name of Transferee


                                        By:________________________________
                                        Name:
                                        Title:



                                      B-1-7

                                                          ANNEX 2 TO EXHIBIT B-1
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Bank One National Association, as Trustee, with respect to the asset backed pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

                  2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because
(i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

             ___ The Transferee owned $________________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

             ___ The Transferee is part of a Family of Investment Companies which owned in the aggregate $_______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.


                                      B-1-8

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

                  6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:


                                        ________________________________________
                                        Print Name of Transferee or Advisor


                                        By:_____________________________________
                                        Name:
                                        Title:


                                        IF AN ADVISER:

                                        ________________________________________
                                        Print Name of Transferee



                                      B-1-9

                    FORM OF TRANSFEREE REPRESENTATION LETTER

                  The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

                       1. I am an executive officer of the Purchaser.

                       2. The Purchaser is a "qualified institutional buyer", as
             defined in Rule 144A, ("Rule 144A") under the Securities Act of 1933, as amended.

                       3. As of the date specified below (which is not earlier
             than the last day of the Purchaser's most recent fiscal year), the amount of "securities", computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.

Name of Purchaser_______________________________________________________________

By: (Signature)_________________________________________________________________

Name of Signatory_______________________________________________________________

Title___________________________________________________________________________

Date of this certificate________________________________________________________

Date of information provided in paragraph 3_____________________________________



                                     B-1-10

                                   EXHIBIT B-2
                                   -----------

                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                 ____________, 20__

Bank One National Association
1 Bank One Plaza
Mail Suite IL1-0126
Chicago, Illinois 60670

                  Re:  ACE Securities Corp. Home Equity Loan Trust,
                       Series 2002-HE3 Asset Backed Pass-Through Certificates, Class CE, Class P and Class R Certificates
                       -------------------------------------------------------

Ladies and Gentlemen:

                  In connection with the transfer by ________________ (the "Transferor") to __________________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act'), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                Very truly yours,

                                                ________________________________
                                                (Transferor)

                                                By:_____________________________
                                                Name:
                                                Title:


                                      B-2-1

                            FORM OF TRANSFEREE LETTER


                                            _______________, 20__

Bank One National Association
1 Bank One Plaza
Mail Suite IL1-0126
Chicago, Illinois 60670


                  Re:  ACE Securities Corp. Home Equity Loan Trust,
                       Series 2002-HE3 Asset Backed Pass-Through Certificates, Class CE, Class P and Class R Certificates
                       -------------------------------------------------------


Ladies and Gentlemen:

                  In connection with the transfer by ______________________ (the "Transferor") to __________________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferee hereby certifies as follows:

                  1. The Transferee understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The Transferee is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Transferee is (a) a substantial, sophisticated
             institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4. The Transferee has been furnished with, and has had an
             opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Transferee from the Depositor or the Transferor and is relevant to the Transferee's


                                      B-2-2
             decision to purchase the Certificates. The Transferee has had any questions arising from such review answered by the Depositor or the Transferor to the satisfaction of the Transferee.

                  5. The Transferee has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferee will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6. The Transferee: (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended ("Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101 or (b) has provided the Trustee, the Depositor, the Master Servicer and the Securities Administrator with an opinion of counsel acceptable to and in form and substance satisfactory to such parties to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Master Servicer or the Securities Administrator to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

             In addition, the Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Master Servicer and the Securities Administrator that the Transferee will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                                Very truly yours,


                                                By:_____________________________
                                                Name:
                                                Title:


                                      B-2-3

                                   EXHIBIT B-3
                                   -----------

                        TRANSFER AFFIDAVIT AND AGREEMENT



STATE OF NEW YORK       )
                        ss.:
COUNTY OF NEW YORK      )



             ___________________________ being duly sworn, deposes, represents and warrants as follows:

             1.   I am a _____________________ of
                  _______________________________ (the "Owner") a corporation duly organized and existing under the laws of _________________________, the record owner of ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE3, Asset Backed Pass-Through Certificates, Series 2002-HE3, Class R Certificates (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

             2. The Owner (i) is and will be a "Permitted Transferee" as of ____________________. ____ and (ii) is acquiring the Class R
                  Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any real electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

             3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability


                                      B-3-1
                  for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

             4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

             5. The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

             6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

             7.   The Owner's taxpayer identification number is
                  ________________.

             8. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses
                  (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

             9. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

             10. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such


                                      B-3-2

                  Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

             11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

             12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

             13. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

             14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

             15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

             16. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

             17. The Owner of the Class R Certificate, hereby agrees that in the event that the Trust Fund created by the Pooling and Servicing Agreement is terminated pursuant to Section 9.01 thereof, the undersigned shall assign and transfer to the Holders of the Class CE and the Class P Certificates any amounts in excess of par received in connection with such termination. Accordingly, in the event of such termination, the Trustee is hereby authorized to withhold any such amounts in excess of par and to pay such amounts directly to the Holders of the Class CE and the Class P Certificates. This agreement shall bind and be enforceable against any successor, transferee or assigned of the undersigned in the Class R Certificate. In connection


                                      B-3-3
                  with any transfer of the Class R Certificate, the Owner shall obtain an agreement substantially similar to this clause from any subsequent owner.



                                      B-3-4

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of _________________, ____.

                                                [OWNER]

                                                By:_____________________________
                                                Name:
                                                Title:    [Vice] President


ATTEST:


By:_________________________________
Name:
Title:    [Assistant] Secretary


                  Personally appeared before me the above-named
__________________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ______________ day of __________, ____.


                                                ________________________________
                                                          Notary Public

                                                County of ______________________
                                                State of _______________________

                                                My Commission expires:



                                      B-3-5

                          FORM OF TRANSFEROR AFFIDAVIT



STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )


                  _________________________, being duly sworn, deposes,
represents and warrants as follows:

                  1. I am a ____________________ of _________________________
(the "Owner"), a corporation duly organized and existing under the laws of _____________, on behalf of whole I make this affidavit.

                  2. The Owner is not transferring the Class R Certificates (the "Residual Certificates") to impede the assessment or collection of any tax.

                  3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

                  4. The Owner understands that the Purchaser has delivered to the Trustee or a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit B-2. The Owner does not know or believe that any representation contained therein is false.

                  5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

                  6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.




                                      B-3-6

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ________________, ____.

                                                [OWNER]

                                                By:_____________________________
                                                Name:
                                                Title:    [Vice] President


ATTEST:


By:_________________________________
Name:
Title:    [Assistant] Secretary


                  Personally appeared before me the above-named
__________________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ______________ day of __________, ____.


                                                ________________________________
                                                          Notary Public

                                                County of ______________________
                                                State of _______________________

                                                My Commission expires:

                                    EXHIBIT C


                      FORM OF MASTER SERVICER CERTIFICATION

             Re: ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE2 (the "Trust")

I, [identify the certifying individual], a [title] of Wells Fargo Bank Minnesota, National Association, as Master Servicer of the Trust, certify to ACE Securities Corp. (the "Depositor"), that:

1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution date reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

3. Based on my knowledge, the distribution information required to be provided to the trustee by the master servicer under the pooling and servicing agreement is included in these reports;

4. I am responsible for reviewing the activities performed by the master servicer under the pooling and servicing agreement and based upon the review required under the pooling and servicing agreement, and except as disclosed in the report, the master servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. I have disclosed to the Depositor's certified public accountants all significant deficiencies relating to the master servicer's compliance with the minimum master servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the pooling and servicing agreement.


                                        Date:

                                        Wells Fargo Bank Minnesota, National
                                        Association,
                                        as Master Servicer

                                        By: _______________________________

                                        [Signature]
                                        [Title]

                                   Schedule 1
                                   ----------

                             MORTGAGE LOAN SCHEDULE

                             AVAILABLE UPON REQUEST

                                   Schedule 2
                                   ----------

                         SCHEDULE OF PREPAYMENT CHARGES

                             AVAILABLE UPON REQUEST